SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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CURTISS-WRIGHT CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Valued Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Curtiss-Wright Corporation to be held on Thursday, May 10, 2018, at the Homewood Suites by Hilton, 125 Harbour Place Drive, Davidson, North Carolina 28036, commencing at 10:00 a.m. local time.

The Notice of Annual Meeting and the Proxy Statement, which follow this letter, provide information concerning matters to be considered and acted upon at the annual meeting. We will present a brief report on our business followed by a question and answer period at the annual meeting.

In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are using the internet as our primary means of furnishing proxy materials to our stockholders. Accordingly, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting electronically over the internet or by telephone. The notice also provides information on how stockholders may request paper copies of our proxy materials. We believe electronic delivery of our proxy materials will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our stockholders can access these materials.

We know that many of you are unable to attend the annual meeting in person. The proxies that we solicit give you the opportunity to vote on all scheduled matters that come before the annual meeting. Whether or not you plan to attend, you can be sure that your shares are represented by promptly voting and submitting your proxy by phone or by internet as described in the following materials. If you want proxy materials mailed to you, you can make a request by completing, signing, dating, and returning your proxy card enclosed with those materials in the postage-paid envelope provided to you.

On behalf of your Board of Directors, management, and our employees, I would like to express our appreciation for your continued support.

Sincerely,

DAVID C. ADAMS Chairman and Chief Executive Officer

CURTISS-WRIGHT CORPORATION
One Harbour Place Drive, Davidson, North Carolina 28036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the holders of the common stock of Curtiss-Wright Corporation:

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of Curtiss-Wright Corporation, a Delaware corporation (the “Company”), will be held on Thursday, May 10, 2018, at the Homewood Suites by Hilton, 125 Harbour Place Drive, Davidson, North Carolina 28036, commencing at 10:00 a.m. local time, for the following purposes:

(1)	To elect ten Directors;

(2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018;

(3)

To approve the amendments to the Curtiss-Wright Corporation Employee Stock Purchase Plan, as amended, including to increase the total number of shares of the Company’s common stock reserved for issuance under the plan by 750,000 shares;

(4)	To approve on an advisory (non-binding) basis the compensation of the Company’s named executive officers; and

(5)	To consider and transact such other business as may properly come before the Annual Meeting.

Only record holders of the Company’s common stock at the close of business on March 12, 2018, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders will be available for examination by any stockholder(s) at the Annual Meeting and during normal business hours at the offices of the Company, One Harbour Place Drive, Davidson, North Carolina 28036, during the ten days preceding the Annual Meeting date.

The Company cordially invites all stockholders to attend the Annual Meeting in person. Stockholders who plan to attend the Annual Meeting in person are nevertheless requested to vote their shares electronically over the Internet or by telephone, or if you receive a proxy card in the mail, by mailing the completed proxy card to make certain that their vote will be represented at the Annual Meeting should they be prevented unexpectedly from attending.

By Order of the Board of Directors,

March 23, 2018	PAUL J. FERDENZI Vice President, Corporate Secretary and General Counsel

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE, OR IF YOU RECEIVE A PAPER PROXY CARD, PLEASE FILL IN, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, May 10, 2018. A Notice and Proxy Statement and combined Business Review/2017 Annual Report on Form 10-K to security holders are available at: www.proxyvote.com.

CURTISS-WRIGHT CORPORATION
One Harbour Place Drive, Davidson, North Carolina 28036

PROXY STATEMENT

PURPOSE

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Curtiss-Wright Corporation, a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on Thursday, May 10, 2018, at 10:00 a.m. local time, at the Homewood Suites by Hilton, 125 Harbour Place Drive, Davidson, North Carolina 28036, and at any adjournments thereof.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company is furnishing proxy materials to its stockholders primarily via the internet, rather than mailing paper copies of these materials to each stockholder. On or about March 23, 2018, the Company will mail to each stockholder (other than those stockholders who previously had requested paper delivery of proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including a Notice and Proxy Statement and the Company’s combined Business Review/2017 Annual Report on Form 10-K filed with the SEC. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of the proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. You can also choose to receive future proxy materials by email by following the instructions included in the Notice of Internet Availability of Proxy Materials. This will help the Company reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which the Company’s stockholders can access these materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy-voting site. Your election to receive proxy materials by email will remain in effect until you revoke it. The Company may at its discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including a Notice and Proxy Statement and the combined Business Review/2017 Annual Report on Form 10-K filed with the SEC, to one or more stockholders.

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. A Notice and Proxy Statement and combined Business Review/2017 Annual Report on Form 10-K and accompanying form of proxy card attached hereto are being distributed or made available via the internet to the Company’s stockholders on or about March 23, 2018. For information about stockholders’ eligibility to vote at the Annual Meeting, please see “Record Date and Outstanding Stock” below. The Company will pay the cost of the solicitation of proxies. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by officers and other employees of the Company. The Company will reimburse banks and nominees for their expenses in forwarding proxy materials to the Company’s beneficial owners.

Proxies. Whether or not you plan to attend the Annual Meeting, the Company requests that you vote prior to the Annual Meeting: (i) via the internet, by following the instructions provided in the Notice of Internet Availability of Proxy Materials, (ii) via telephone, by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or (iii) via mail, by completing, signing, dating and mailing a paper proxy card in a postage-paid return envelope, which a stockholder can request as outlined in the Notice of Internet Availability of Proxy Materials. A control number, contained in the Notice of Internet Availability of Proxy Materials, is designed to verify your identity, and allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered directly in your name, you are the holder of record of these shares and the Company is sending a Notice of Internet Availability of Proxy Materials directly to you. As the holder of record, you have the right to vote by one of the three ways mentioned above or in person at the Annual Meeting. If your shares are held in “street name”, your bank, broker, or other nominee will send to you a Notice of Internet Availability of Proxy Materials. As a holder in street name, you have the right to direct your bank, broker, or other nominee how to vote by submitting voting instructions in the manner directed by your bank, broker, or other nominee. If you hold shares in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from your bank, broker, or other nominee and bring that proxy to the Annual Meeting.

Broker non-votes. Under the rules of the New York Stock Exchange (“NYSE”), a bank, broker, or other nominee who holds shares in “street name” for customers is precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) in the absence of specific instructions from such customers. The (1) election of Directors (see Proposal One), (2) the approval to increase the total number of shares of the Company’s common stock reserved for issuance under the Curtiss-Wright Corporation Employee Stock Purchase Plan by 750,000 shares (see Proposal Three), and (3) the advisory (non-binding) vote to approve the compensation of the Company’s named executive officers (See Proposal Four) are considered “non-routine” matters under applicable NYSE rules. Therefore, a bank, broker, or other nominee is not entitled to vote the shares of Company common stock unless the beneficial owner has given instructions. As such, there may be broker non-votes with respect to these proposals. On the other hand, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 (see Proposal Two) is considered a “routine” matter under applicable NYSE rules. Therefore, a bank, broker, or other nominee will have discretionary authority to vote the shares of Company common stock if the beneficial owner has not given instructions and no broker non-votes will occur with respect to this proposal.

Voting In Accordance With Instructions. The shares represented by your properly submitted proxy received by mail, telephone, Internet, or in person will be voted in accordance with your instructions. If you are a registered holder and you do not specify in your properly submitted proxy how the shares represented thereby are to be voted, your shares will be voted:

(1)	“FOR” the election as Directors of the nominees proposed (see Proposal One),

(2)	“FOR” the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 (see Proposal Two),

(3)

“FOR” approval of the amendments to the Curtiss-Wright Corporation Employee Stock Purchase Plan, as amended, including to increase the total number of shares of the Company’s common stock reserved for issuance under the plan by 750,000 shares (see Proposal Three), and

(4)

“FOR” the compensation of the Company’s named executive officers under the proposal regarding the advisory (non-binding) vote to approve the compensation of the Company’s named executive officers (see Proposal Four).

If your shares are held in street name and you do not specify how the shares represented thereby are to be voted, your bank, broker, or other nominee may exercise its discretionary authority to vote on Proposal Two only.

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail, telephone, internet, or in person will be voted in accordance with the judgment of the persons named as proxies.

Signatures in Certain Cases. If a stockholder is a corporation or unincorporated entity such as a partnership or limited liability company, the enclosed proxy should be signed in its corporate or other entity name by an authorized officer or person and his or her title should be indicated. If shares are registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If shares are registered in the name of a decedent, the proxy should be signed by the executor or administrator and his or her title should follow the signature.

Revocation of Proxies. Whether the proxy is submitted via the internet, telephone, or mail, stockholders have the right to revoke their proxies at any time before a vote is taken. If your shares are registered in your name, you may revoke your proxy (1) by notifying the Corporate Secretary of the Company in writing at the Company’s address given above, (2) by executing a new proxy bearing a later date or by submitting a new proxy by telephone or the internet on a later date, provided the new proxy is received by Broadridge Financial Solutions Inc. (which will have a representative present at the Annual Meeting) before the vote, (3) by attending the Annual Meeting and voting in person, or (4) by any other method available to stockholders by law. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke your vote before the Annual Meeting.

Record Date and Outstanding Stock. The close of business on March 12, 2018 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote. The only capital stock of the Company issued and outstanding is the common stock, par value $1.00 per share (the “Common Stock”). As of March 12, 2018, there were 44,244,222 shares of Common Stock issued and outstanding constituting all the capital stock of the Company entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held.

Quorum. The presence, in person or by properly executed proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Required Vote.

Election of Directors: A plurality of the Common Stock present in person or represented by proxy (and eligible to vote), at a meeting in which a quorum is present. However, under our corporate governance guidelines, in an uncontested election where the only nominees are those recommended by the Board, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election is required to tender his or her resignation following certification of the stockholder vote. The Committee on Directors and Governance is required to make recommendations to the Board with respect to any such letter of resignation. The Board is required to take action with respect to this recommendation and to disclose their decision-making process. Full details of this policy are set out under “Proposal One: Election of Directors” on page 4 of this Proxy Statement.

Ratification of Deloitte & Touche LLP: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy (and eligible to vote), at a meeting in which a quorum is present.

Approval of the amendments to the Curtiss-Wright Corporation Employee Stock Purchase Plan, as amended, including to increase the total number of shares of the Company’s common stock reserved for issuance under the plan by 750,000 shares: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy (and eligible to vote), at a meeting in which a quorum is present.

Advisory (non-binding vote) to approve the compensation of the Company’s named executive officers: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy (and eligible to vote), at a meeting in which a quorum is present.

Calculating Votes. Under the Delaware General Corporation Law, an abstaining vote and a broker non-vote are counted as present and eligible to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

With respect to election of directors (see Proposal One), if you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees.

With respect to the ratification of Deloitte & Touche LLP (see Proposal Two), if you “abstain” from voting with respect to this Proposal, your vote will have the same effect as a vote “against” the Proposal. A bank, broker, or other nominee may exercise discretion to vote shares as to which instructions are not given on this Proposal and accordingly, no “broker non-votes” will occur with respect to this Proposal.

With respect to (i) the approval to increase the total number of shares of the Company’s common stock reserved for issuance under the Curtiss-Wright Corporation Employee Stock Purchase Plan by 750,000 shares (see Proposal Three) and (ii) the advisory vote to approve executive compensation (see Proposal Four), if you “abstain” from voting with respect to these Proposals, your vote will have the same effect as a vote “against” such Proposals. Broker non-votes will not be counted as having voted either for or against any of these Proposals.

Dissenter’s Rights of Appraisal. The stockholders have no dissenter’s rights of appraisal under the Delaware General Corporation Law, the Company’s Restated Certificate of Incorporation, or the Company’s Amended and Restated By-Laws with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL ONE: ELECTION OF DIRECTORS

General Information

At the date of this Proxy Statement, the Board of Directors of the Company (the “Board” or “Board of Directors”) consists of 10 members, nine of whom are non-employee Directors.

After extensive discussion, the Board voted on February 7, 2018 to retain Dr. Allen A. Kozinski as a director for an additional one-year term. The Board voted on February 7, 2017 to retain Dr. Kozinski as a director for only one year beyond reaching his 75th birthday but now believes that this action is in the best interest of the Company. This action retains continuity in Board experience so that the Board’s operations would not be adversely affected in having to replace Dr. Kozinski following the departure of three other Board members over the past two years. It also allows the three new Board members elected within the past two years the benefit of working with Dr. Kozinski for an additional transitional year to learn more about Board practices and culture.

The Committee on Directors and Governance of the Board of Directors has recommended and our full Board of Directors has nominated David C. Adams, Dean M. Flatt, S. Marce Fuller, Rita J. Heise, Bruce D. Hoechner, Dr. Allen A. Kozinski, John B. Nathman, Robert J. Rivet, Albert E. Smith, and Peter C. Wallace, each currently serving Directors, to be elected to the Board for a one-year term. Each nominee indicated his or her willingness to serve. In the event that any nominee should become unavailable for election, the persons named in the proxy may vote for the election of a substitute nominee.

Directors will be elected by a plurality of votes properly cast (in person or by proxy) at the Annual Meeting. This means that a person will be elected who receives the first through tenth highest number of votes, even if he or she receives less than a majority of the votes cast. Therefore, stockholders who do not vote or withhold their vote from one or more of the proposed nominees and do not vote for another person, will not affect the outcome of the election provided that a quorum is present at the Annual Meeting. However, under our corporate governance guidelines, in an uncontested election of Directors where the only nominees are those recommended by the Board (which is the case for the election of Directors at this Annual Meeting), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election (a “Majority Withheld Vote”) is required to tender his or her resignation following certification of the stockholder vote. The Committee on Directors and Governance must promptly consider the resignation offer and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board. The Board will act on the Committee on Directors and Governance recommendation within 90 days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision-making process and decision regarding whether to accept the Director’s resignation (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K filed with the SEC. Any Director who tenders his or her resignation pursuant to this provision will not participate in the Committee on Directors and Governance recommendation or the Board action regarding whether to accept or reject the resignation offer.

As further discussed in the section titled “Broker non-votes” on page 2 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal One.

Information Regarding Nominees

Set forth below is information with respect to the nominees for Directors. Such information includes the principal occupation of each nominee for Director during, at least, the past five years, as well as a brief description of the particular experience, qualifications, attributes or skills that qualify the nominee to serve as a Director of the Company.

David C. Adams, age 64, has served as Chairman and Chief Executive Officer of the Company since January 1, 2015. Prior to this, he served as President and Chief Executive Officer of the Company from August 2013. He served as President and Chief Operating Officer of the Company from October 2012; Co-Chief Operating Officer from November 2008; President of Curtiss-Wright Controls from June 2005; and Vice President of the Company from November 2005. He has served as a Director of the Company since August 2013. Mr. Adams also serves as a director of Snap-On Incorporated.

Mr. Adams has been an employee of the Company for more than 17 years, serving in increasing levels of strategic, operational, and managerial responsibility, as discussed above. Mr. Adams’ ability to grow the Company and in-depth knowledge of the Company’s business segments and industries in which they operate, as evidenced by the Company’s strong growth during his tenure as Chief Executive Officer provides the Company a competitive advantage in continuing to improve long-term performance and increase stockholder value.

Dean M. Flatt, age 67, served as President and Chief Operating Officer of Honeywell International Inc.’s Defense and Space business from July 2005 to July 2008. Prior to that, he served as President of Honeywell International Inc.’s Aerospace Electronics Systems business from December 2001 to July 2005 and served as President of Honeywell International Inc.’s Specialty Materials and Chemicals business from July 2000 to December 2001. Further, he serves as a director of Ducommun Incorporated and Industrial Container Services, Inc. (also serving as Chairperson of the Compensation Committee) since January 2009 and January 2012, respectively, and serves as non-executive Chairman of National Technical Systems, Inc. since January 2014. He has served as Director of the Company since February 2012 and serves as a member of the Audit Committee and the Executive Compensation Committee.

Mr. Flatt has an in-depth understanding of the aerospace industry, evidenced by his past employment in high-level managerial positions at Honeywell International Inc., a leading global supplier of aerospace products, one of the Company’s major markets. In addition, Mr. Flatt has extensive experience in evaluating new business opportunities gained while serving on the executive board of a private equity firm. Furthermore, Mr. Flatt has extensive managerial experience in operating a business at the director level, serving as a current director of Ducommun Incorporated, Industrial Container Services, Inc., and National Technical Systems, Inc. Mr. Flatt’s ability to lead a company at one of the highest levels of management, coupled with his in-depth knowledge of the aerospace industry and private equity investing provides the Company with a competitive advantage in seeking new opportunities and platforms for its aerospace industry products and services, as well as strengthening the ability of the Company to select strategic acquisitions.

S. Marce Fuller, age 57, was the President and Chief Executive Officer of Mirant Corporation from July 1999 to October 2005, and a Director of Mirant Corporation from July 1999 until January 2006. She served as a Director of Earthlink, Inc., an IT services, network, and communication provider, from January 2002 to April 2014. At Earthlink, she served as Chairperson of the Audit Committee, Leadership and Compensation Committee, and Corporate Governance and Nominating Committee, and as Lead Independent Director. She has served as a Director of the Company since 2000 and serves as Chairperson of the Executive Compensation Committee and as a member of the Audit Committee. She also served as Lead Independent Director of the Company from May 2015 to May 2016.

Ms. Fuller has an in-depth understanding of the power generation industry, evidenced by her past employment at Southern Energy and Mirant Corporation, both leading power generation companies. At these companies, Ms. Fuller served at times in increasing levels of managerial responsibility, beginning with Vice President at Southern Energy and then as President and Chief Executive Officer of both Southern Energy and Mirant Corporation. Ms. Fuller’s ability to lead a company at the highest level of management, coupled with her in-depth knowledge of the power generation industry, one of the Company’s largest markets, provides the Company a competitive advantage in seeking new opportunities and platforms for its power generation industry products and services.

Rita J. Heise, age 61, has worked as a business consultant since January 2012. From 2002 through her retirement in December 2011, she served as a corporate vice president and chief information officer of Cargill, Incorporated, an international producer and marketer of food, agricultural, financial, and industrial products and services and one of the largest privately owned companies in the world. Prior to joining Cargill, Ms. Heise was the chief information officer for the aerospace business of Honeywell International Inc. and for Honeywell’s Europe, Middle East, and Africa operations. Since 2012, Ms. Heise has been a Director of Fastenal Company and is a member of the Compensation Committee. Ms. Heise has participated in information technology industry committees and currently serves as chair of the board of Blue Cross Blue Shield of Minnesota, a non-profit health services company. She previously served on the board of Adventium Labs, a privately held systems engineering and cyber-security company. She has served as a Director of the Company since 2016 and serves as a member of the Audit Committee and the Committee on Directors and Governance.

Ms. Heise’s information technology background, combined with a diverse operations background, offers the board valuable insight on ways for the Company to maximize the use of advancing technologies in marketing, operations, and distribution.

Bruce D. Hoechner, age 58, has served as President and Chief Executive Officer and as a member of the Board of Directors of Rogers Corporation, a NYSE-listed company, since October 2011. Rogers Corporation is a leading provider of engineered materials and components for mission critical applications serving the telecommunications, electronics, transportation, automotive, consumer, and defense markets. From October 2009 to October 2011, Mr. Hochner served as President, Asia Pacific region, based in Shanghai, China, for Dow Chemical Company, a global diversified chemical and material company. Prior to its acquisition by Dow Chemical Company, Mr. Hoechner held positions of increasing responsibility in the U.S. and internationally with Rohm and Haas Company, a leading manufacturer of specialty chemicals. He has served as a Director of the Company since 2017 and serves as a member of the Committee on Directors and Governance and the Finance Committee.

Mr. Hoechner has many years of broad leadership experience across numerous geographies, businesses, and functions with particularly strong international experience. Mr. Hoechner brings to the Board the perspective of someone familiar with all facets of worldwide business operations, with significant expertise in international marketing and business strategy development as well as the experience of leading a global, NYSE-listed company. This broad and extensive experience in leadership roles, along with his board experience, enhances Mr. Hoechner’s contributions and values to the Company’s Board.

Dr. Allen A. Kozinski, age 76, served as Group Vice President, Global Refining of BP PLC from 1998 through 2002. He has served as a Director of the Company since 2007 and serves as Chairperson of the Committee on Directors and Governance and as a member of the Finance Committee. Since May 2017, he is also serving as Lead Independent Director of the Company for a term of one year expiring in May 2018, or until his successor is appointed.

Dr. Kozinski has an in-depth understanding of the oil and gas industry, evidenced by his past employment at Amoco Corporation and BP, both leading oil and gas companies. At these companies, Dr. Kozinski served at times in increasing levels of managerial responsibility, beginning with business unit manager and then Vice President, Technology, Engineering and International Development at Amoco, and Group Vice President, Global Refining at BP. Dr. Kozinski’s ability to lead a company’s business segment at a high level of management, coupled with his in-depth knowledge of the oil and gas industry, one of the Company’s end markets, provides the Company a competitive advantage in seeking new opportunities and platforms for its industrial products and services.

Admiral (Ret.) John B. Nathman, age 69, served as commander of U.S. Fleet Forces Command from February 2005 to May 2007. From August 2004 to February 2005, he served as Vice Chief of Naval Operations in the U.S. Navy. From August 2002 to August 2004, he served as Deputy Chief of Naval Operations for Warfare Requirements and Programs at the Pentagon. From October 2001 to August 2002, he served as Commander, Naval Air Forces. From August 2000 to October 2001, he served as Commander of Naval Air Forces, U.S. Pacific Fleet. He has served as a Director of the Company since 2008 and serves as a member of the Audit Committee and the Committee on Directors and Governance.

Admiral Nathman’s strong leadership, coupled with an in-depth understanding of U.S. government spending, especially defense spending and military products, evidenced by 37 years of service in high-level commands in the United States Navy, provides the Company a competitive advantage in seeking new opportunities and platforms for its defense industry products and services.

Robert J. Rivet, age 64, was Executive Vice President, Chief Operations and Administrative Officer of Advanced Micro Devices, Inc., a leading global semiconductor company, from October 2008 to February 2011, and was Executive Vice President, Chief Financial Officer of Advanced Micro Devices, Inc. from September 2000 until October 2009. From 2009 to 2011, he also served as a Director of Globalfoundries Inc., a semiconductor foundry. He has served as a Director of the Company since 2011 and serves as Chairperson of the Audit Committee and as a member of the Executive Compensation Committee.

Mr. Rivet has an in-depth understanding of the preparation and analysis of financial statements based upon his 35 years of financial experience, including nine years as Chief Financial Officer of Advanced Micro Devices. In addition, Mr. Rivet led numerous acquisition and divestiture activities while at Advanced Micro Devices. Mr. Rivet’s extensive financial knowledge will be an invaluable asset to the Board in its oversight of the integrity of the Company’s financial statements and the financial reporting process. Additionally, his in-depth understanding of high-technology industries such as the semiconductor business, and experience in mergers and acquisitions provides the Company a competitive advantage in seeking new strategic business opportunities and acquisitions.

Albert E. Smith, age 68, served as Chairman of Tetra Tech, Inc., a leading provider of consulting and engineering services, from March 2006 to January 2008 and has been a director of Tetra Tech since May 2005. He was a director of CDI Corp., a former provider of engineering and information technology solutions, from October 2008 to September 2017. From 2002 to 2005, he served as a member of the Secretary of Defense’s Science Board. Mr. Smith was employed at Lockheed Martin Corp. from August 1985 to January 2005. Mr. Smith served as an Executive Vice President of Lockheed Martin from September 1999 until June 2005. He has served as a Director of the Company since 2006 and serves as Chairperson of the Finance Committee and as a member of the Committee on Directors and Governance. He also served as Lead Independent Director of the Company from May 2016 to May 2017.

Mr. Smith has an in-depth understanding of the aerospace industry, evidenced by his past employment at Lockheed Martin, a leading aerospace company. At Lockheed, Mr. Smith served in high-level managerial positions. In addition, Mr. Smith has extensive managerial experience in operating a business at the director level, serving as a current director of Tetra Tech, a public company, and past service as a director of CDI Corp., a former public company. Mr. Smith’s experience as a director (both past and present) at other public companies and ability to lead a company at one of the highest levels of management, coupled with his in-depth knowledge of the aerospace industry, one of the Company’s largest markets, provides the Company a competitive advantage in seeking new opportunities and platforms for its aerospace industry products and services.

Peter C. Wallace, age 63, served as Chief Executive Officer and a Director of Gardner Denver Inc. from June 2014 until his retirement as of January 1, 2016. Gardner Denver is an industrial manufacturer of compressors, blowers, pumps, and other fluid control products used in numerous global end markets. Prior to joining Gardner Denver, Mr. Wallace was President and Chief Executive Officer, and a Director, of Robbins & Myers, Inc., from 2004 until it was acquired in February 2013 by National Oilwell Varco, Inc. Robbins & Myers was a leading designer, manufacturer, and marketer of highly engineered, application-critical equipment and systems for energy, chemical, pharmaceutical, and industrial markets worldwide. Mr. Wallace is also a Director of Applied Industrial Technologies, Inc., a leading provider of industrial products and fluid power components, and Rogers Corporation, a leading provider of engineered materials and components for mission critical applications across various markets. Mr. Wallace also serves on the board of a private manufacturing firm engaged in packaging equipment and industrial markets. He has served as a Director of the Company since 2016 and serves as a member of the Executive Compensation Committee and the Finance Committee.

Mr. Wallace has a wide and varied background as a senior executive in global industrial equipment manufacturing, one of the Company’s end markets. Mr. Wallace brings to the Board the perspective of someone familiar with all facets of worldwide business operations, including the experience of leading a NYSE-listed company. This broad and extensive experience in leadership roles, along with his board experience, enhances Mr. Wallace’s contributions and values to the Company’s Board.

Directorships at Public Companies

The following table sets forth any directorships at other public companies and registered investment companies held by each nominee for Director at any time during the past five years.

Name of Director	Company
David C. Adams	Snap-On Incorporated (since 2016)
Dean M. Flatt	Ducommun Incorporated (since 2009)
S. Marce Fuller	Earthlink, Inc. (until 2014)
Rita J. Heise	Fastenal Company (since 2012)
Bruce D. Hoechner	Rogers Corporation (since 2011)
Albert E. Smith	Tetra Tech Inc. (since 2005)CDI Corporation (until 2017)
Peter C. Wallace	Applied Industrial Technologies, Inc. (since 2005)Parker Drilling Company (until 2014) Robbins & Myers, Inc. (until 2013) Rogers Corporation (since 2010)

Family Relationships

There are no family relationships between any of the Company’s Directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer.

Certain Legal Proceedings

None of the Company’s Directors, executive officers, or persons nominated or chosen by the Company to become a director has been, during the past ten years: (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time; (ii) convicted of any criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction or Federal or State authority, permanently or temporarily enjoined, barred, suspended, or otherwise limited from involvement in any type of business, securities, futures, commodities, or banking activities; (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; (v) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, related to an alleged violation of securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (vi) the subject of, or a party to, any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity of the Commodity Exchange Act or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Compensation of Directors

For information concerning compensation of our Directors, please see “Compensation of Directors” on page 45 of this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Governance Guidelines and Compliance

The Board of Directors has adopted corporate governance guidelines that provide the framework for the governance of the Company. The corporate governance guidelines are available within the Corporate Governance section of the Company’s website at www.curtisswright.com or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036.

The corporate governance guidelines address, among other things, standards for Director independence, meetings of the Board, executive sessions of the Board, committees of the Board, the compensation of Directors, duties of Directors to the Company and its stockholders, and the Board’s role in management succession. The Board reviews these principles and other aspects of governance annually.

Meetings of the Board

The Board has regularly scheduled meetings each year, and special meetings are held as necessary. In addition, management and the Directors communicate informally on a variety of topics, including suggestions for Board or committee agenda items, recent developments, and other matters of interest to the Directors. Each Director has full access to management.

A meeting of the Company’s non-employee Directors in executive session without any employee Directors or members of management present is scheduled at every regularly scheduled Board meeting. During 2017, the non-employee Directors met five times in executive session. In May 2017, Allen A. Kozinski was appointed by the Board to serve as Lead Independent Director for such executive sessions for a period of one year expiring in May 2018, or until his successor is appointed. The Board will select a new Lead Independent Director in May 2018 to serve until his or her successor is appointed in or around May 2019. Albert E. Smith served as Lead Independent Director for executive sessions from May 2016 through expiration of his term in May 2017. The Lead Independent Director reviews the agenda items from the meeting with all non-employee Directors and leads discussions with the independent Board members and coordinates follow up discussions with management. For a further discussion on the position of Lead Independent Director, please read the section titled “Board Leadership Structure” beginning on page 12 of this Proxy Statement.

Directors are expected to attend all meetings of the Board and each committee on which they serve. In 2017, the Board held nine meetings and committees of the Board held a total of 16 meetings. During 2017, no Director attended less than 75% of the aggregate number of meetings of the Board of Directors and of the committee or committees on which he or she served, during the period that he or she served.

The Company does not have a formal policy with respect to Director attendance at the annual meeting of stockholders. The Company believes that the potential expense involved with requiring all non-employee Directors to attend the annual meeting of stockholders outweighs the benefit of such attendance because meeting agenda items are generally uncontested, nearly all shares voted are voted by proxy, and stockholder attendance at the meetings is traditionally very low. Accordingly, no non-employee Directors attended the Company’s 2017 annual meeting of stockholders. David C. Adams, the Company’s Chairman and Chief Executive Officer, did attend the Company’s 2017 annual meeting of stockholders and will attend the Company’s 2018 annual meeting of stockholders where he will be available for questions.

Communication with the Board

Stockholders, employees, and other interested parties wishing to contact the Board directly may initiate in writing any communication with: (i) the Board, (ii) any committee of the Board, (iii) the non-employee Directors as a group, or (iv) any individual non-employee Director by sending the communication to Lead Independent Director, c/o Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036. The name of any specific intended Board recipient should be noted in the communication. However, prior to forwarding any correspondence, the Lead Independent Director will review such correspondence and, in his or her discretion, not forward certain items if they are deemed to be of a commercial nature or sent in bad faith.

Director Independence

The corporate governance guidelines provide independence standards generally consistent with the New York Stock Exchange listing standards. These standards specify the criteria by which the independence of the Company’s Directors will be determined and require the Board annually to determine affirmatively that each independent Director has no material relationship with the Company other than as a Director. The Board has adopted the standards set out in the corporate governance guidelines, which are posted within the Corporate Governance section of the Company’s website at www.curtisswright.com, for its evaluation of the materiality of any Director relationship with the Company. To assist in the Board’s determination, each Director completed a questionnaire designed to identify any relationship that could affect the Director’s independence. Based on the responses received from the Directors to the questionnaires and the standards described above, the Board has determined that the following Directors are “independent” as required by the New York Stock Exchange listing standards and the Board’s corporate governance guidelines: Dean M. Flatt, S. Marce Fuller, Rita J. Heise, Bruce D. Hoechner, Dr. Allen A. Kozinski, John B. Nathman, Robert J. Rivet, Albert E. Smith, and Peter C. Wallace. Mr. Adams does not meet the corporate governance guidelines independence test and NYSE independence listing standards due to his current position as Chairman and Chief Executive Officer of the Company. In making the determination that Ms. Heise and Messrs. Flatt, Smith, and Wallace are “independent”, the Board considered the fact that these Directors are presently a director of certain entities in which the Company at various times has purchased goods and/or services. The Board determined that this relationship as a director is not material and, thus, did not affect their independence, because each of them do not participate in the day-to-day management of those entities, and do not receive any remuneration as a result of the goods and/or services being sold. Moreover, the transactions involved payments that are individually and in the aggregate immaterial to the revenues of each entity and the expenses of the Company. There were no other transactions, relationships, or arrangements not otherwise disclosed that were considered by the Board of Directors in determining whether any of the Directors are independent.

All members of the Audit Committee, the Executive Compensation Committee, the Finance Committee, and the Committee on Directors and Governance are independent Directors as defined in the New York Stock Exchange listing standards and in the standards in the Company’s corporate governance guidelines.

Code of Conduct

The corporate governance guidelines contain a code of conduct that applies to every Director. The Company also maintains a code of conduct that applies to every employee, including the Company’s Chief Executive Officer, Chief Financial Officer, and Corporate Controller. The Company designed the corporate governance guidelines and the code of conduct to ensure that its business is conducted in a consistently legal and ethical manner. The corporate governance guidelines include policies on, among other things, conflicts of interest, corporate opportunities, and insider trading. The Company’s code of conduct applicable to its employees includes policies on, among other things, employment, conflicts of interest, financial reporting, the protection of confidential information, insider trading and hedging, and requires strict adherence to all laws and regulations applicable to the conduct of the Company’s business. The Company will disclose any waivers of the codes of conduct pertaining to Directors or senior financial executives on its website at www.curtisswright.com in accordance with applicable law and the requirements of the NYSE corporate governance standards. To date, no waivers have been requested or granted. The Company’s code of conduct is available within the Corporate Governance section of the Company’s website at www.curtisswright.com or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036.

In order to enhance understanding of and compliance with the Company’s code of conduct, the Company has undertaken a number of additional steps. Through a third-party provider, the Company maintains an on-line training program that is annually circulated to all Company employees in order to enhance the Company’s culture of ethical business practices. In addition, although all employees are encouraged to personally report any ethical concerns without fear of retribution, the Company, through a third-party provider, maintains the Company’s Hotline (the "Hotline"), a toll-free telephone and web-based system through which employees may report concerns confidentially and anonymously. The Hotline facilitates the communication of ethical concerns and serves as the vehicle through which employees may communicate with the Audit Committee of the Board confidentially and anonymously regarding any accounting or auditing concerns.

Board Committees

The Board of Directors has an Audit Committee, an Executive Compensation Committee, a Committee on Directors and Governance, and a Finance Committee. The Board has adopted a written charter for each of these committees. In November 2017, the Board of Directors approved revisions to the charters of the Audit Committee, the Executive Compensation Committee, and the Committee on Directors and Governance to more accurately reflect the roles and responsibilities each committee is performing. The full text of each charter, as revised, is available within the Corporate Governance section of the Company’s website at www.curtisswright.com or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036. The current membership of each committee is as follows:

Director	Audit Committee		Executive Compensation Committee		Committee on Directors and Governance		Finance Committee
Dean M. Flatt	X		X
S. Marce Fuller	X		X	(1)
Rita J. Heise	X				X
Bruce D. Hoechner					X		X
Dr. Allen A. Kozinski					X	(1)	X
John B. Nathman	X				X
Robert J. Rivet	X	(1)	X
Albert E. Smith					X		X	(1)
Peter C. Wallace			X				X

(1)	Denotes Chairperson

Audit Committee. The Audit Committee presently consists of five non-employee directors. The Audit Committee met five times during 2017. Each member of the Audit Committee meets the independence requirements of the New York Stock Exchange, Rule 10A-3 under the Securities Exchange Act of 1934, and the Company’s corporate governance guidelines. In accordance with New York Stock Exchange requirements, the Board in its business judgment has determined that each member of the Audit Committee is financially literate, knowledgeable, and qualified to review financial statements. The Board has also determined that at least one member of the Audit Committee, Robert J. Rivet, is an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee’s primary responsibilities includes assisting the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process; the systems of internal accounting and financial controls; the qualifications and performance of the Company’s internal audit function and internal auditors; the annual independent audit of the Company’s financial statements; the appointment and retention (subject to stockholder ratification), compensation, performance, qualifications, and independence of the Company’s independent registered public accounting firm; enterprise risk assessment and management; review of the Company’s information security and technology program (including cybersecurity); and the Company’s compliance with legal and regulatory requirements and ethics program.

Executive Compensation Committee. The Executive Compensation Committee presently consists of four non-employee directors. The Executive Compensation Committee met six times during 2017. Each member of the Executive Compensation Committee meets the independence requirements of the New York Stock Exchange and the Company’s corporate governance guidelines.

The Executive Compensation Committee’s primary responsibilities includes determining the total compensation, including base salary and short and long term incentive compensation and all benefits and perquisites, of the Chief Executive Officer, and recommends to the full Board the total compensation levels for the remaining executive officers of the Company. The Executive Compensation Committee also oversees the administration of the Company’s executive compensation programs and reviews and evaluates compensation arrangements to assess whether they could encourage undue risk taking. In fulfilling its responsibilities, the Executive Compensation Committee may retain a consultant and during 2017, the Executive Compensation Committee used the services of Frederic W. Cook & Co., Inc., an independent compensation consultant, to assist and guide the Executive Compensation Committee. For a discussion concerning the process and procedures for the consideration and determination of executive compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see “Compensation Discussion and Analysis” beginning on page 18 of this Proxy Statement.

Committee on Directors and Governance. The Committee on Directors and Governance presently consists of five non-employee directors. The Committee on Directors and Governance met three times during 2017. The Committee on Directors and Governance primary responsibilities includes developing policy on the size and composition of the Board, criteria for Director nomination, procedures for the nomination process, and compensation paid to Directors. The committee also identifies and recommends candidates for election to the Board. Further, the committee regularly reviews the Company’s corporate governance guidelines and provides oversight of the corporate governance affairs of the Board and the Company consistent with the long-term best interests of the Company and its stockholders. Each member of the Committee on Directors and Governance meets the independence requirements of the New York Stock Exchange and the Company’s corporate governance guidelines.

Finance Committee. The Finance Committee presently consists of four non-employee directors. The Finance Committee met two times during 2017. The Finance Committee’s primary responsibilities includes advising the Board regarding the capital structure of the Company, the Company’s dividend and stock repurchase policies, the Company’s currency risk and hedging programs, and the investment managers and policies relating to the Company’s defined benefit plans. Each member of the Finance Committee meets the independence requirements of the New York Stock Exchange and the Company’s corporate governance guidelines.

Board Leadership Structure

The Company is focused on strong corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Company’s commitment to independent oversight is demonstrated by the independence of all directors, except our Chairman. In addition, as discussed above, all of the members of the Board’s Audit Committee, Finance Committee, Executive Compensation Committee, and Committee on Directors and Governance are independent.

The Board believes that each business is unique, and therefore, the appropriate board leadership structure will depend upon each company’s unique circumstances and needs at the time. The positions of Board Chairman and Chief Executive Officer of the Company currently reside in one individual, David C. Adams. The Board believes at this time it is in the best interest of the Company and its stockholders for one person to serve as Board Chairman and Chief Executive Officer. Mr. Adams has been an employee of the Company for more than 17 years, having served in increasing levels of strategic, operational, and managerial responsibility. He possesses in-depth managerial and operational knowledge of the Company and its industries, as well as the issues, opportunities, and challenges it faces. Thus, he is best positioned to provide direction and highlight issues that ensure the Board of Directors’ time and attention are focused on the most critical matters. In addition, the Board has determined that this leadership structure is optimal because it believes that having one leader serving as both Chairman and Chief Executive Officer fosters decisive leadership, accountability, effective decision-making, and alignment on corporate strategy. Having one person serve as Chairman and Chief Executive Officer also enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, customers, and suppliers. In light of Mr. Adams’ experience and knowledge of the Company’s business and industries, his ability to speak as both Chairman and Chief Executive Officer provides the Company with strong unified leadership.

Mr. Adams fulfills his responsibilities in chairing the Board through close interaction with the Lead Independent Director. In May 2017, the Board appointed Allen A. Kozinski to serve in that capacity for a period of one year expiring in May 2018, or until his successor is appointed. The Board has structured the role of its Lead Independent Director to strike an appropriate balance between well-focused and independent leadership on the Board. The Lead Independent Director serves as the focal point for independent Directors regarding resolving conflicts with the Chief Executive Officer, or other independent Directors, and coordinating feedback to the Chief Executive Officer on behalf of independent Directors regarding business issues and Board management. The Lead Independent Director is expected to foster a cohesive Board that supports and cooperates with the Chief Executive Officer’s ultimate goal of creating stockholder value. In this regard, the Lead Independent Director’s responsibilities include convening and presiding over executive sessions attended only by non-employee Directors, communicating to the Chief Executive Officer the substance of discussions held during those sessions to the extent requested by the participants, serving as a liaison between the Chairman and the Board’s independent Directors on sensitive issues, consulting with the Chairman on meeting schedules and agendas, including the format and adequacy of information the Directors receive and the effectiveness of the meeting process, overseeing the Board’s self-evaluation process, and presiding at meetings of the Board in the event of the Chairman’s unavailability.

The Board believes this governance structure and these practices ensure that strong and independent directors will continue to effectively oversee the Company’s management and key issues related to long-term business plans, long-range strategic issues, risks, and integrity.

Board Role in Risk Oversight

The Board of Directors oversees risk to help ensure a successful business at the Company. While the Chairman and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and other members of the Company’s senior leadership team are responsible for the assessment and day-to-day management of risk, the Board of Directors is responsible for assessing the Company’s major risks and ensuring that appropriate risk management and control procedures are in place.

The Company relies on a comprehensive enterprise risk management program to aggregate, monitor, measure, and manage risk. The Company’s enterprise risk management program is designed to enable the Board to establish a mutual understanding with management of the effectiveness of the Company’s risk management practices and capabilities, to review the Company’s risk exposure, and to elevate certain key risks for discussion at the Board level. While the Board has the ultimate oversight responsibility for risk management processes, various committees of the Board composed entirely of independent directors, also have responsibility for aspects of risk management. The Board and its committees are kept informed by various reports on risk identification and mitigation provided to them on a regular basis, including reports made at the Board and Committee meetings by management.

The Audit Committee of the Board, acting pursuant to its written charter, serves as the principal agent of the Board in fulfilling the Board’s oversight of risk assessment and management, including with respect to major strategic, operational, financial reporting, compliance, information security and technology risks (including cybersecurity). The Company’s Director of Internal Audit, who reports to the Audit Committee, facilitates the enterprise risk management program in coordination with the Company’s legal department and helps ensure that risk management is integrated into the Company’s strategic and operating planning process. The Director of Internal Audit regularly updates the Audit Committee on the Company’s risk management program throughout the year through discussions of individual risk areas, as well as an annual summary of the enterprise risk management process. The Audit Committee also reviews and receives regular briefings concerning the Company’s information security and technology risks (including cybersecurity), including discussions of the Company’s information security and risk management programs. The Company’s Chief Information Officer leads the Company’s cybersecurity risk management program, which is fully integrated into the overall enterprise risk management program and overseen by the Audit Committee. The Audit Committee reviews with management such risks and the steps management has taken to monitor, mitigate, and control such risks. The Chairperson of the Audit Committee then reports to the full Board on the risks associated with the Company’s operations.

The Executive Compensation Committee considers risks in connection with its design of compensation programs for the Company’s employees, including the executive officers, including incorporating features that mitigate risk without diminishing the incentive nature of the compensation. The conclusions of this assessment are set forth in the Compensation Discussion and Analysis under the heading “Risk Consideration in the Overall Compensation Program for 2017” on page 35 of this Proxy Statement. The Finance Committee is responsible for assessing risks related to financing matters such as pension plans, capital structure, currency risk and hedging programs, and equity and debt issuances. The Committee on Directors and Governance oversees risk related to the Company’s overall governance, including Board and committee composition, Board size and structure, Director independence, ethical and business conduct, and the Company’s corporate governance profile and ratings.

The Board believes that its leadership structure facilitates its oversight of risk by combining Board committees and majority independent Board composition with an experienced Chairman and Chief Executive Officer who has detailed knowledge of the Company’s business, history, and the complex challenges it faces. The Chairman and Chief Executive Officer’s in-depth understanding of these matters and involvement in the day-to-day management of the Company position him to promptly identify and raise key risks to the Board and focus the Board’s attention on areas of concern. The independent committee chairs and other Directors also are experienced professionals or executives who can and do raise issues for Board consideration and review and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the non-management Directors and the Chairman and Chief Executive Officer that enhances risk oversight.

Stockholder Recommendations and Nominations for Directors

Stockholder Recommendations. The Committee on Directors and Governance will consider stockholder recommendations for Director nominees. A stockholder desiring the committee to consider his or her Director recommendation should deliver a written submission to the Committee on Directors and Governance in care of the Corporate Secretary, Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036. Such submission must include:

(1)	the name and address of such stockholder,

(2)	the name of such nominee,

(3)	the nominee’s written consent to serve if elected,

(4)	documentation demonstrating that the nominating stockholder is indeed a stockholder of the Company, including the number of shares of stock owned,

(5)

a representation (i) that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and whether he or she intends to appear in person or by proxy at the meeting, and (ii) whether the stockholder intends or is part of a group that intends to deliver a proxy statement to the Company’s stockholders respecting such nominee or otherwise solicit proxies respecting such nominee,

(6)

a description of any derivative instruments the stockholder owns for which the Company’s shares are the underlying security or any other direct or indirect opportunity the stockholder has to profit from any increase or decrease in the value of the Company’s stock,

(7)

a description of the extent to which the stockholder has entered into any transaction or series of transactions, including hedging, short selling, borrowing shares, or lending shares, with the effect or intent to mitigate loss to or manage or share risk or benefit of changes in the value or price of share of stock of the Company for, or to increase or decrease the voting power or economic interest of, such stockholder with respect to any shares of stock of the Company,

(8)

a description of any proxy, contract, arrangement, understanding, or relationship under which the stockholder has a right to vote any of the shares of stock of the Company or influence the voting over any such shares,

(9)	a description of any rights to dividends on the shares of stock of the Company the stockholder has that are separated or separable from the underlying shares of stock of the Company,

(10)

a description of any performance-related fees (other than asset-based fee) the stockholder is entitled to based on any increase or decrease in the value of the shares of stock of the Company or related derivative instruments,

(11)

to the extent known, the name and address of any other stockholder(s) supporting the nomination on the date of the stockholder’s submission of the nomination to the Committee on Directors and Governance,

(12)

any information relating to the nominee and his or her affiliates that would be required to be disclosed in a proxy solicitation for the election of Directors of the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, and

(13)

a description of all direct and indirect compensation, and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships between such nominating stockholder or beneficial owner, if any, on the one hand, and the nominee and his or her respective affiliates or associates, or others acting in concert therewith, on the other hand.

In addition, such submission must be accompanied by a written questionnaire with respect to the background and qualification of the nominee and the background of any other person or entity on whose behalf the nomination is being made. Further, the nominee must also provide a written representation and agreement that such nominee (i) is not and will not become party to (x) any agreement, arrangement, or understanding as to how such prospective nominee will act or vote on any issue or question that has not been disclosed to the Company, or (y) any agreement, arrangement, or understanding as to how such prospective nominee will act or vote on any issue or question that could limit or interfere with such nominee’s ability to comply with such nominee’s fiduciary duties, (ii) is not and will not become party to any agreement, arrangement, or understanding with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director, that has not been disclosed to the Company, and (iii) in such person’s individual capacity and on behalf of any beneficial owner on whose behalf the nomination is being made, would be in compliance with all applicable corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Company. The Committee may require additional information from the nominee to perform its evaluation.

In its assessment of each potential nominee, the Committee on Directors and Governance takes into account the nominee’s judgment, experience, independence, and understanding of the Company’s business; the range of talent and experience already represented on the Board; and such other factors that the committee determines are pertinent in light of the current needs of the Company. The committee will also take into account the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities as a Company Director.

The Committee on Directors and Governance does not have a formal written policy with regard to considering diversity in identifying nominees for directors, but when considering director candidates it seeks individuals with backgrounds and qualities that, when combined with those of the Company’s other directors, provide a blend of skills, experience, and cultural knowledge that will further enhance the Board’s effectiveness. Diversity considerations for a director nominee may vary at any time according to the particular areas of expertise being sought as a complement to the existing Board composition. When the need arises, the Company engages independent search firms to identify potential director nominees according to the criteria set forth by the Committee and assist the Committee in identifying and evaluating a diverse pool of qualified candidates.

The Committee on Directors and Governance annually evaluates the performance of the Board, each of the committees, and each of the members of the Board. It also reviews the size of the Board and whether it would be beneficial to add additional members and/or any new skills or expertise, taking into account the overall operating efficiency of the Board and its committees. If the Board has a vacancy, or if the Committee determines that it would be beneficial to add an additional member, the Committee will take into account the factors identified above and all other factors, which the Committee in its best judgment deems relevant at such time. In this process, the Committee on Directors and Governance will consider potential candidates proposed by other members of the Board, by management or by stockholders.

Once an individual has been identified by the Committee on Directors and Governance as a potential candidate, the Committee, as an initial matter, may collect and review publicly available information regarding the individual to assess whether the individual should be considered further. Generally, if the individual expresses a willingness to be considered and to serve on the Board, and the Committee believes that the individual has the potential to be a good candidate, the Committee would seek to gather information from or about the individual, review the individual’s accomplishments and qualifications in light of any other candidates that the Committee might be considering, and, as appropriate, conduct one or more interviews with the individual. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other individuals that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a prospective candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Stockholder Nominations. A stockholder desiring to nominate a person as Director should deliver a written submission in accordance with the Company’s By-laws to the Corporate Secretary, Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036. Such submission must include the items listed above under “Stockholder Recommendations and Nominations for Directors.” Stockholder submissions for Director nominees at the 2019 annual meeting of stockholders must be received by the Corporate Secretary of the Company no earlier than January 11, 2019 and no later than February 9, 2019. Nominee recommendations that are made by stockholders in accordance with these procedures will receive the same consideration as recommendations initiated by the Committee on Directors and Governance.

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Audit Committee Report

Management is responsible for the financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements and the Company’s internal controls over financial reporting. The Audit Committee is responsible for monitoring and reviewing these processes. The Audit Committee does not have the duty or responsibility to conduct auditing or accounting reviews or procedures. None of the members of the Audit Committee may be employees of the Company. Additionally, the Audit Committee members may not represent themselves to be accountants or auditors for the Company, or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing for the Company. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States of America and on the representations of the independent accountants included in their report on the Company’s financial statements.

The oversight performed by the Audit Committee does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the discussions that the Audit Committee has with management and the independent accountants do not assure that the financial statements are presented in accordance with generally accepted accounting principles, that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, or that our independent accountants are in fact “independent.”

As more fully described in its charter, the Audit Committee is responsible for, among other items, overseeing the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the qualifications and performance of the internal audit function and internal auditors, and the annual independent audit of the Company’s financial statements by the Company’s independent registered public accounting firm, Deloitte & Touche LLP. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP the audited consolidated financial statements for fiscal year 2017, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, as well as the Company’s earnings releases and quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In addition, the Audit Committee reviewed with management, Deloitte & Touche LLP, and the Company’s Director of Internal Audit, the overall audit scope and plans, the results of internal and external audits, evaluations by management and Deloitte & Touche LLP of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the statement on Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also discussed and considered the independence of Deloitte & Touche LLP with representatives of Deloitte & Touche LLP, reviewing as necessary all relationships and services (including non-audit services) that might bear on the objectivity of Deloitte & Touche LLP, and received the written disclosures and the letter required under Rule 3526 of the PCAOB (Communications with Audit Committees Concerning Independence) from Deloitte & Touche LLP. Based on the forgoing, the Audit Committee concluded that Deloitte & Touche LLP is independent from the Company and its management. The Audit Committee schedules separate private sessions, during its regularly scheduled meetings, with Deloitte & Touche LLP and the Company’s Director of Internal Audit, at which candid discussions regarding financial management, accounting, auditing and internal control issues takes place. Deloitte & Touche LLP is also encouraged to discuss any other matters they desire with the Audit Committee, the Director of Internal Audit, and/or the full Board of Directors.

The opinion of Deloitte & Touche LLP is filed separately in the 2017 Annual Report on Form 10-K and should be read in conjunction with the reading of the financial statements.

Based upon the Audit Committee’s review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements and footnotes be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Robert J. Rivet, Chairperson
Dean M. Flatt
S. Marce Fuller
Rita J. Heise
Admiral (Ret.) John B. Nathman

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) details the Executive Compensation Committee’s (“Committee”) decisions regarding the compensation programs and practices as they relate to the Company’s Named Executive Officers (“NEOs”). In 2017, the Company’s NEOs were:

•	David C. Adams, Chairman and Chief Executive Officer;

•	Glenn E. Tynan, Vice President and Chief Financial Officer;

•	Thomas P. Quinly, Vice President and Chief Operating Officer;

•	Paul J. Ferdenzi, Vice President, General Counsel, and Corporate Secretary; and

•	Harry S. Jakubowitz, Vice President and Treasurer

2017 Company Performance

Historically, Curtiss-Wright grew its portfolio of products and services through acquisitions supplemented by organic growth. In 2013, the Company unveiled the One Curtiss-Wright strategy, which it still follows today, focused on the achievement of top quartile performance compared with its peer group (as defined herein), by concentrating on:

•	Leveraging the critical mass and the powerful suite of capabilities it built over the past decade;

•	Driving operational excellence to improve key financial metrics such as operating margins and return on invested capital (ROIC); and

•	Exercising financial discipline to drive higher free cash flow.

The Company also unveiled a new balanced capital allocation strategy—all part of the Company’s effort to improve competitiveness over the long term and generate stronger returns for stockholders.

In 2017, the Company’s performance reinforced its strategy and its financial performance remained strong, resulting in three-year total shareholder return (TSR) which ranked fifth among the Company’s peer group. TSR is the change in the Company’s common stock share price plus dividends from the beginning of the measurement period to the end (three years, 1/1/2015 to 12/31/2017). Highlights of the Company’s 2017 performance include:

•

Operating income increased 10.0% and operating margin increased 40 basis points to 15.0% (which is in the top quartile of the Company’s peer group), based on margin improvement and cost containment initiatives.

•	Net earnings from continuing operations increased 13.0% to $215 million, or $4.80 per diluted share.

•	Working capital as a percentage of sales decreased to 18.8% from 21.0%, representing a 220 basis point improvement.

•

Free cash flow, defined as cash flow from operations less capital expenditures was $336 million for 2017, equating to strong free cash flow conversion of 156% (based on net earnings from continuing operations). Free cash flow conversion is calculated as free cash flow divided by net earnings from continuing operations.

The following charts illustrate how the Company compares against the peer group using TSR as of December 29, 2017:

2017 Incentive Payouts

Incentive awards earned by the NEOs for fiscal 2017 reflect the Company’s strong operating performance and its commitment to pay for performance.

•	2017 annual incentive awards were on average 165% of target for the NEO’s with incentives based on Company (80%) and individual (20%) performance.

•	Cash-based performance units for the 2015-2017 performance period were on average 122% of target, based on 3-year average sales growth and ROIC.

•	Performance Share Units payout for the 2015-2017 performance period was 200% of target, attributable to the Company’s strong relative TSR performance.

Compensation Practices and Policies

The Committee frequently reviews the Company’s executive compensation program to ensure it supports the Company’s compensation philosophy and objectives and continues to drive corporate performance to achieve the Company’s strategic plan. The Committee continues to implement and maintain best practices for executive compensation. Listed below are some of the best practices the Company follows and the practices that the Company does not include in its program:

What Curtiss-Wright Does		What Curtiss-Wright Doesn’t Do
•	Align pay and performance using measures of financial and operating performance including use of relative TSR	•	No NEO employment agreements
		•	Does not engage in executive compensation practices that encourage excessive risk
•	Balance short-term and long-term incentives using multiple performance measures	•	No short sales, hedging, or pledging of Curtiss-Wright stock
		•	No reloading, re-pricing or backdating stock options
•	Place maximum caps on incentive payout consistent with market competitive practice	•	No tax gross-ups on change-in-control benefits for executives hired after January 2008
•	Establish rigorous stock ownerships guidelines for NEOs and Board members including a 50% mandatory hold on net shares until ownership guidelines are met for NEOs	•	No dividends on unvested or unearned performance units/shares
		•	No excessive perquisites
•	Include a claw back policy on all incentive compensation	•	No excessive severance and/or change in control provisions
•	Use an independent external compensation consultant to review and advise on executive compensation
•	Use double trigger Change in Control Agreements for equity vesting under the Corporation’s Long Term Incentive Plan

Consideration of Say on Pay Results

The Company provides its stockholders an annual advisory vote to approve its executive compensation program under Section 14A of the Exchange Act. At the 2017 Annual Meeting of stockholders, over 96% of shares voted were in favor of the Company’s executive pay programs (commonly known as Say on Pay).

Stockholder input is important to the Committee. The Company regularly solicits input from its major stockholders on the Company’s executive compensation programs. The Company received overall positive feedback regarding the core structure and elements of its executive compensation program. The Company’s investors also were enthusiastic about the performance of the Company.

The Committee evaluated these results, considered stockholder feedback received by the Company, and took into account many other factors in evaluating the Company’s executive compensation programs as discussed in this CD&A. The Committee also assessed the interaction of our compensation programs with our business objectives, input from its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), and review of peer data, each of which is evaluated in the context of the Committee’s fiduciary duty to act as the directors determine to be in the best interests of the Company. While each of these factors bore on the Committee’s decisions regarding our NEOs’ compensation, the Committee did not make any material changes to our executive compensation program and policies as the Committee believes that the 2017 voting results as well as investor feedback indicate stockholders’ approval of the NEO’s compensation levels, objectives, program design, and rationale.

Overview of the 2017 Executive Compensation Program

Compensation Philosophy

The Company’s compensation philosophy and objectives will support and enable:

•	Curtiss-Wright’s vision of achieving top quartile performance compared to its peer group

•

Pay outcomes aligned company performance with shareholder interests by targeting NEO total direct compensation opportunities at market median, which provides the opportunity for above median pay for above median performance and below median pay for below median performance

•	Incentive Metrics and Targets dictated by the Company’s strategic goals that are:

-	Evaluated annually based on financial performance and outlook

-	Modified in terms of weighting and mix as Curtiss-Wright’s performance advances towards top quartile

-	Reviewed and assessed as business conditions change with exceptions possible when aligned with strategic purposes

•	Long-Term Incentives (LTI) including equity as a key component thereby aligning 70% of NEO’s LTI grant value with shareholder interests through 3-year performance based vehicles

•	Compensation to be a tool for key employee retention and talent development

Change in Long-Term Incentive Grant Timing

While our compensation philosophy has not changed, the Company did not make long-term incentive grants to our executive officers in November 2017 as was done in previous years. In an effort to simply and condense the compensation decision making process, the Committee decided to change our annual long-term incentives grant date from November to March, effective March 2018. Moving the grant date to March allows the Committee to evaluate all components of total direct compensation (i.e. base salary, annual incentive compensation, and long-term incentives) at the same time. The change in timing does not result in any executive officers receiving more or less pay. However, in accordance with applicable SEC rules, the Company’s Summary Compensation Table set forth in this CD&A will not reflect long-term incentive grants for 2017 because none were awarded during the year. We fully anticipate that 2018 will see a return to the compensation objectives and levels to which our stockholders are accustomed.

Compensation mix

Historically, to reinforce the Company’s pay for performance philosophy, target total direct compensation for each NEO was weighted more towards performance-based compensation. For example, in 2016 and 2015, over 60% of target total direct compensation for the CEO and over 50% for the remaining NEOs was contingent upon performance. However, in 2017, because of the shift in timing of granting long-term incentive awards as discussed above, only 51% of target total direct compensation for the CEO and 41% for the remaining NEOs is contingent upon performance, which consists of annual incentives, and, therefore, fluctuates with the Company’s financial results. In 2018, the Committee fully expects target total direct compensation to be weighted substantially towards performance-based compensation in-line with historical practice as long-term incentives are expected to be granted in March 2018. The Committee targets total direct compensation opportunities for the executive group on average to the 50th percentile (median) of the Company’s relevant market and peer data with actual upside and downside pay tied to corresponding performance.

Competitive market data and peer group data

The Committee analyzed competitive market data from two sources:

1.	Peer group; and

2.	Survey data

The Committee utilizes both peer group and industry data when evaluating NEO compensation levels. The peer group data is most representative of competitors with similar product lines, markets/industries and relative revenue size. Peer group performance therefore is a key relative measure for the Company’s annual incentive plan and performance-based long-term incentive plan metrics. The Committee, with guidance from FW Cook and Management, reviewed but did not change the peer group used for competitive market assessments in late 2016, which informed 2017 pay decisions. The final 2017 peer group approved by the Committee consists of the following 17 companies:

•	AAR Corp.	•	Moog Inc.
•	Crane Co.	•	Orbital ATK Corp.
•	Cubic Corporation	•	Rockwell Collins Inc.
•	EnPro Industries, Inc.	•	Spirit AeroSystems Holdings Inc.
•	Esterline Technologies Corp.	•	Teledyne Technologies Inc.
•	Hexcel Corp.	•	Transdigm Group Inc.
•	IDEX Corporation	•	Triumph Group, Inc.
•	ITT Corp	•	Woodward, Inc.
•	Kaman Corporation

The Committee primarily relies on peer group data for the CEO and CFO, while placing more focus on nationally recognized executive survey data from third party sources for the other NEOs. The Committee believes that due to the smaller number of peer matches and more robust sample size of the surveys, the latter provides more reliable compensation data.

Roles in determining 2017 Executive Compensation

Summarized in the table below are roles and responsibilities for executive compensation:

Groups Involved	Roles and Responsibilities
Executive Compensation Committee	•

Recommends to the full Board the compensation levels for the executive officers other than the Chief Executive Officer and evaluates performance and determines the compensation of the Chief Executive Officer annually

	•	Oversees the administration of the Company’s executive compensation programs
	•	Reviews competitiveness and business fit of overall executive compensation plans, philosophy and policies
	•	Oversees cost and design of the Company’s retirement plans and recommends changes to the full Board
	•	Selects, oversees, and directs the activities of the external executive compensation consultant and ensures the independence of such consultant
	•	Reviews and evaluates compensation arrangements to assess whether they could encourage undue risk taking
•

Reviews and approves the personal and financial annual and long term goals and objectives for the executive officers and the Company, evaluates the executive officers and the Company’s performance in light of those goals and objectives, and determines and approves all annual and long-term incentive compensation of the CEO and recommends to the full Board such annual and long-term incentive compensation for the other executive officers based on this evaluation

Board Members	•	Determines the compensation of the executive officers other than the Chief Executive Officer
	•	Oversees design and cost changes to the retirement plans

Groups Involved	Roles and Responsibilities
	•	Takes advice from the Committee, evaluates and approves personal and financial targets for all executive officers other than the Chief Executive Officer
Independent Committee Consultant	•	Provides advice on officer and board of directors compensation matters
	•	Provides information on competitive market trends in general executive compensation as it impacts officers
	•	Provides proposals for officer compensation programs, program design, including measures, goal-setting, and pay and performance alignment and other topics as the Committee deems appropriate
	•	Is directly accountable to the Committee, which has sole authority to engage, dismiss, and approve the terms of engagement of the compensation consultant
CEO	•	Evaluates performance of the executive officers other than his own
•

Makes recommendations to the Committee regarding base salary, annual incentive compensation targets, long-term cash incentive compensation targets, and long-term equity compensation for the executive officers other than himself

Other Executives: CFO,GC	•	Makes recommendations to the CEO and Committee regarding officer annual and long-term incentive plan design and performance metrics
	•	Provides officer compensation analysis in collaboration with the Committee’s independent consultant
	•	Provides information and recommendations regarding board of director pay with oversight by the Committee’s independent consultant

During 2017, FW Cook did not provide any other services to the Company. The Committee assessed the independence of FW Cook in accordance with applicable rules of the New York Stock Exchange and the Securities and Exchange Commission regarding independence of advisors to compensation committees. As part of this assessment, the Committee reviewed, among others, the independence and conflict of interest policies of FW Cook as well as FW Cook’s relationship with the Company and the members of the Committee. Based on this review and assessment, it is the Committee and the Company’s belief that the services provided by FW Cook were independent and free from any conflict of interest.

2017 Compensation Components

Except for the long-term incentives that were not granted in 2017 as discussed above, the table below summarizes each of the Company’s 2017 compensation components and its role in the Company’s executive compensation program.

Compensation Component	Role in the Executive Compensation Program
Base Salary	•	Provides fixed compensation based on responsibility level, position held, job duties performance, and market value
Annual Incentive Compensation	•	Motivates and rewards achieving annual financial and operational business objectives that are linked to the Company’s overall short term business strategy
Long-Term Incentive Program (In a typical year)	•	Motivates NEOs to achieve longer term financial goals that drive shareholder value through three components:
1. Performance-based restricted stock units (metric = relative TSR) – 40% weighted
2. Cash-based performance units (metrics = sales growth and ROIC) – 30% weighted, and

Compensation Component	Role in the Executive Compensation Program
3. Time-based restricted stock units – 30% weighted
	•	Promotes stock ownership and aligns incentive awards with stockholder interests
•

Rewards achievement of longer-term (three year) business objectives that are linked to the Company’s overall longer term business strategy and total return to stockholders; whereas the time based restricted stock unit award encourages retention

Employee Stock Purchase Plan	•	Allows substantially all full-time employees the ability to set aside money to purchase stock of the Company
	•	Promotes stock ownership and aligns employees with stockholder interests
Executive Deferred Compensation Plan	•	Permits deferral of compensation in excess of 401(k) statutory limits for tax advantaged savings
	•	Provides officers and other executives with a savings opportunity comparable to other employees
Traditional Defined Benefit Pension Plan	•	Promotes the long-term retention and financial health of key executives and employees to remain competitive with industry peers
	•	Provides a defined benefit taking into consideration years of service, age and compensation
Note: The Company’s traditional defined benefit pension plan is closed to new entrants. It will cease to provide accruals to existing participants at the end of 2028
Restoration (Pension and Savings) Plans	•	Provides competitive retirement benefit
	•	Promotes long-term retention of key executives by providing an increasing value tied directly to length of service
Note: The Company’s traditional pension plan is closed to new entrants. It will cease to provide accruals to existing participants at the end of 2028
401(k) Plan	•

Allows all regular domestic employees (full-time and part-time) with the ability to set aside compensation on a pre-tax basis subject to IRS guidelines for investment in various investment vehicles under the plan

	•	Provides added retirement benefit by way of a competitive matching contribution to those employees not participating in the Company’s traditional pension plan
Limited Executive Perquisites	•	Provides a competitive level; business-related benefit to the Company and assists with key aspects of employment: health and financial wellness
Post-Employment Agreements	•	Delivers temporary income following an NEO’s involuntary termination of employment. In the case of change in control, provides continuity of management

2017 Compensation Decisions and the Basis for Decisions

Base Salary

Base salary is intended to compensate the NEOs for performance of core job responsibilities and duties. Base salary drives other pay components in that it is used to determine target values for annual incentive compensation, long-term incentive compensation, retirement benefit calculations, severance protection, and change-in-control benefits.

The Committee evaluates NEO salaries annually and makes recommendations to the Board that reflect the value of the position measured by competitive market data, the NEOs’ individual performance, and the individual’s longer-term intrinsic value to the Company.

For 2017, two NEO’s base salaries were modestly increased as shown in the table below:

NEO	2016 Base Salary	2017 Base Salary	% difference
Mr. Adams	$925,000	$925,000	0%
Mr. Tynan	$542,900	$559,200	3.0%
Mr. Quinly	$625,000	$625,000	0%
Mr. Ferdenzi	$426,600	$426,600	0%
Mr. Jakubowitz	$280,000	$288,400	3.0%

Annual Incentive Compensation

For 2017, the NEOs participated in the Curtiss-Wright Incentive Compensation Plan, as amended (“MICP”), approved by the Company stockholders in May 2011.

The Company believes that an important portion of the overall cash compensation for the NEOs should be contingent upon the successful achievement of certain annual corporate financial and individual goals and objectives that contribute to enhanced shareholder value over time. Accordingly, 80% of the NEO’s annual incentive target is tied to financial performance, while the remaining 20% is tied to significant individual goals and objectives.

Similar to the process described above to determine annual base salaries, the Committee annually establishes a target bonus opportunity for each NEO. For 2017, each NEO had the following target bonus opportunity:

NEO	2017 Target Bonus (% of Salary)
Mr. Adams	105%
Mr. Tynan	75%
Mr. Quinly	75%
Mr. Ferdenzi	65%
Mr. Jakubowitz	45%

For the 2017 MICP, the Committee, in consultation with Management and FW Cook selected three financial measures and key individual performance-based objectives for all NEOs as summarized in the table below, which includes respective weightings and rationale for each measure:

Goal	Weighting	Rationale
Corporate Operating Income; “OI”	20%	• • •	Requires management to increase profitability Is easily understood, measurable, and reflects management’s performance Is a key driver of Company business strategy
		•	Is correlated with the Company’s TSR
Operating Margin; “OM”	30%	•	Requires management to achieve profitability goals through effective margins
		•	Is easily understood, measurable, and reflects management performance
		•	Is a key driver of overall Company success and TSR
Working Capital; “WC”	30%	•	Requires management to reduce its working capital as a percentage of sales
			• Every one percent decrease in WC equals $23MM in free cash flow
			• Free cash flow enhances shareholder value by allowing Curtiss-Wright for example, to pursue acquisitions, pay dividends, and buy back stock
Individual Objectives	20%	•	Requires a portion of the annual incentive to be based on performance objectives for which each executive is directly responsible
		•	Allows for differentiation of awards based on individual contributions
		•	Supports leadership development and succession planning

MICP Formula

Payout = (20% of Target x OI Performance Rating) + (30% of Target x OM Rating) + (30% of Target x WC Rating)

+ (20% of Target x Individual Rating)

Any adjustments are reviewed by FW Cook, approved by the Committee, and audited by our external and internal audit staff. These adjustments ensure that Management makes decisions based on the best interests of the Company and stockholders. In 2017, the Committee made no adjustments to the performance results of the Company.

Goal Setting Process

Annual MICP financial performance goals are developed through a rigorous goal setting process to test the validity of the Company’s performance objectives. In reviewing and setting performance targets, the Committee considers the Company’s five- year strategic plan, annual budget, the Company’s compensation structure, historical and forecasted performance for the Company and its peer group, analyst estimates of prospective performance of the Company and its peer group, and the Company’s cost of capital. Individual goals are developed independently between the respective NEO and the CEO and then presented along with their rationale to the Committee for consideration and approval. The CEO’s individual goals are established with the Committee’s input and approval while the Board approves all other NEOs individual goals. All goals are tied to strategic business needs for the coming year and are pushed down through the organization to align all incentive pay participants with Company goals and objectives. The Committee believes that this approach provides consistency and continuity in the execution of the Company’s short-term goals as well as a strategic tie to the accomplishment of the Company’s long-term objectives.

The goals set by the Committee are designed to provide correlating pay for performance while targeting to the 50th percentile. For pay above the 50th percentile, there must be a corresponding level of performance.

2017 Annual Incentive Compensation (MICP) Payout

No incentive is paid if performance falls below threshold, and payouts are capped and may not exceed 200% of target.

For 2017, the range of OI ($) performance was:

OI Range of Performance	Corporate
Threshold	$291,000,000
Target	$323,358,000
Maximum	$337,000,000

For 2017, the target range of OM performance was:

OM (%) Range of Performance	Corporate
Threshold	13.6%
Target	14.8%
Maximum	15.3%

For 2017, the target range of WC (% of Sales) performance was:

WC Range of Performance	Corporate
Threshold	25.0%
Target	22.2%
Maximum	19.8%

Individual objectives are generally measurable and weighted based on their relative importance to the goals of the business unit and the overall success of the Company. Individual objectives can be quantitative or more subjective as long as they support operational success and reflect management’s strategy. The Committee reviews each NEO’s individual performance. The CEO provides a rating between 1 (one) and 5 (five) for each objective for each NEO other than himself. A performance rating of 3 (three) equates to 100% of target achievement; a 5 (five) represents 200% of target, or maximum achievement; and a 2 (two) represents 50% of target, or threshold achievement. A participant does not receive an award for a rating of less than two. Each objective is multiplied by its weighting and then totaled for an overall rating. The overall rating is then multiplied against 20% of the NEO’s MICP target award to derive a payout.

Individual Goal	Mr. Adams		Mr. Tynan		Mr. Quinly		Mr. Ferdenzi		Mr. Jakubowitz
	Weight	Rating	Weight	Rating	Weight	Rating	Weight	Rating	Weight	Rating
Plan for Strategic Growth	50%	4.0
Senior management succession planning	50%	3.5			25%	3.5
Business/Tax Planning			50%	3.5					50%	3.5
Financial management of key metrics—Days Payable Outstanding and Days Sales Outstanding			50%	3.5
Best practices review of the Legal Department							50%	4.0
Introduce Total Compensation Review							50%	4.0
Lead Talent organization					25%	4.0
Drive growth initiatives					25%	3.3
Staff professional development					25%	4.0
Reduce effective tax rate									50%	3.5
Total Score (% of target)	3.8 (140%)		3.5 (125%)		3.7 (135%)		4.0 (150%)		3.5 (125%)

In order to assess the NEOs’ individual performance, the Committee is provided with detailed supporting documentation. In awarding a rating to each NEO, the Committee analyzes this supporting justification, and also takes into account the Company’s overall performance and the assessment of the Chief Executive Officer.

In assessing each NEO’s performance against his individual goals, the Committee considered the following:

Named Executive Officer	Accomplishments
David C. Adams	•	His strategic plan for growth and focus on future target markets
	•	His review of key development plans and identification of potential successors to key roles
Glenn E. Tynan	•	His effort to model impact of tax changes and to maximize the positive impact on the organization
	•	His leadership in the effort to materially increase working capital efficiency
Thomas P. Quinly	•	His review of key development plans and identification of potential successors to key roles and to develop future operational leadership within the Company
	•	His effort in developing and implementing strategic plans to drive sales growth
	•	His effort in leading global talent organization to become best in class
Paul J. Ferdenzi	•	His effort to align all elements of compensation planning within the organization
	•	His effort to create best in class Legal Department
Harry S. Jakubowitz	•	His effort to help lower the Company’s overall effective tax rate
	•	His effort to understand the impact of proposed tax changes and maximize the positive impact on the organization

The following table details the 2017 MICP payout to each NEO based on actual financial results for the Company versus target and each NEO’s 2017 individual performance rating. Payouts are based on base salary rate for portions of the year due to any mid-year base salary increases as discussed above. With regard to the financial payout for the Company, the Company exceeded its targets on all three financial measures, which resulted in the payouts in the table below.

In no event may MICP awards for participants be increased on a discretionary basis; however, the Committee does have the discretion to decrease the amount of any award paid to any participant under the MICP. For 2017, the Committee exercised no such downward discretion.

NEO	Target %	Goal	Weight	Actual Result	2017 MICP Payout as % of Target	2017 MICP Payout ($)
Mr. Adams	105%	Individual Portion	20%	3.8	140%	$271,950
		OI Portion	20%	$333M	167%	$324,398
		OM Portion	30%	15.1%	163%	$474,941
		WC Portion	30%	18.6%	200%	$582,750
		Total Payout	100%			$1,654,039
Mr. Tynan	75%	Individual Portion	20%	3.5	125%	$104,027
		OI Portion	20%	$333M	167%	$138,980
		OM Portion	30%	15.1%	163%	$203,477
		WC Portion	30%	18.6%	200%	$249,665
		Total Payout	100%			$696,150
Mr. Quinly	75%	Individual Portion	20%	3.7	135%	$126,563
		OI Portion	20%	$333M	167%	$156,563
		OM Portion	30%	15.1%	163%	$229,219
		WC Portion	30%	18.6%	200%	$281,250
		Total Payout	100%			$793,594
Mr. Ferdenzi	65%	Individual Portion	20%	4.0	150%	$83,187
		OI Portion	20%	$333M	167%	$92,615
		OM Portion	30%	15.1%	163%	$135,595
		WC Portion	30%	18.6%	200%	$166,374
		Total Payout	100%			$477,771
Mr. Jakubowitz	45%	Individual Portion	20%	3.5	125%	$32,191
		OI Portion	20%	$333M	167%	$43,007
		OM Portion	30%	15.1%	163%	$62,965
		WC Portion	30%	18.6%	200%	$77,257
		Total Payout	100%			$215,419

Key Changes to the Annual Incentive Compensation Design for 2018

There were no changes made to the MICP goals for 2018. However, to emphasize the Company’s focus on growth, weightings will shift 10 percentage points from operating margin to operating income. The revised weightings will be working capital as a percent of sales (30%), operating income (30%), operating margin (20%), and individual goals (20%).

Long-Term Incentive Program

The Company’s long-term incentive plan (“LTIP”) is designed to ensure its executive officers and key employees are focused on longer-term stockholder value creation through incentive compensation that rewards for longer-term (i.e., three years or more) performance. As discussed above, there were no LTIP grants made in 2017.

Historically, in determining LTIP grants, the Committee considered the following factors:

•	Continued focus on creating stockholder value to more closely align pay with performance

•	Targeting executives’ pay opportunities competitively with the market median

•	Rewarding each individual for his or her direct contribution to revenue and profitability of the business

Key Changes to the 2018 LTIP Design and Grants

As discussed above, there were no LTIP grants made in 2017. Historically, the LTIP grants for NEOs consisted of equity-based performance share units (“PSUs”), cash-based performance units

(“PUs”), and time-based restricted stock units (“RSUs”). When we resume with our annual granting practice in March of 2018, we fully anticipate using the long-term vehicles and metrics that we have relied upon historically except that for the 2018-2020 performance period, to emphasize the Company’s focus on growth, the weighting for PUs will shift 10 percentage points from return on invested capital (ROIC) to total sales growth (organic and inorganic) so that ROIC and total sales growth are evenly split 50:50. The Committee believes the award mix summarized in the (table below) will provide the proper amount of leverage in the LTIP program. The LTIP components will balance the multiple interests of 1) significant pay at risk, 2) stockholder interests, 3) retention, and 4) internal and external performance goals. The three components chosen will each accomplish a different “mission” in terms of incenting NEO performance.

Long-Term Incentive Component (Weight)	Performance Condition/Vesting Schedule		Objective of Design
PSUs (40%)	•	Three-year relative TSR	•	Aligns pay with relative TSR
			•	Aligns NEOs’ with shareholders’ interests
PUs (30%)	•	Three-year average ROIC (weighted 50%) and three-year average total sales growth (weighted 50%)	•	Focus on internal goals linked to long-term business strategy
			•	Use of cash to mitigate dilution and burn rate concerns
			•	Aligns NEOs’ with shareholders’ interests
RSUs (30%)	•	Cliff vest 100% on the third anniversary of the date of grant	• •	Retention Stock ownership
			•	Strengthens alignment with shareholders

Performance Share Units

Historically, the target number of PSUs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of LTIP grant allocated to PSUs (40% for 2018) and dividing by the closing price of the Company’s common stock as reported on the New York Stock Exchange on the date of the grant.

The payout is determined based on the table below in relation to peer performance.

	TSR vs. Peer Percentile Rank	Payout as a % of Target (1)
Maximum	≥ 75th	200%
Target	50th	100%
Threshold	25th	25%
Below Threshold	< 25th	0%

(1)	Linear interpolation for performance between disclosed payout levels

Cash-Based Performance Units

Historically, the target number of PUs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of LTIP grant allocated to PUs (30% for 2018).

As discussed above, the performance targets will be based 50% on three-year average total sales growth and 50% on three-year average ROIC. The Company believes that total sales growth and ROIC are long-term drivers of stockholder value.

•	ROIC is calculated as net operating profit after tax (excluding interest expense and other income) divided by average capital (beginning of year and end of year debt and equity)

•

Total sales growth is calculated by computing the average of the percentage increases in sales in each of the years within the performance period. The calculation excludes the effects of foreign currency translation as well as divestitures for which there is no comparable period.

The number of units vesting can range from 0% to 200% of target. Performance targets for each goal are established at the beginning of the performance period.

Restricted Stock Units

Historically, the number of RSUs granted is calculated in the same manner as target number of PSUs and cliff vest in three years.

2015-2017 Long-Term Incentive Compensation Payouts

Performance Share Units

In February 2018, a PSU payout was made for the November 2014 PSU grants covering performance for 2015-2017. The payout for PSUs for the performance period 2015-2017 was a 200% payout based on achievement of relative TSR at the peer group’s 81st percentile, which ranked fifth among peers.

Cash-Based Performance Units

In February 2018, a cash-based performance unit payout was made to Messrs. Adams, Tynan, Quinly, Ferdenzi, and Jakubowitz based on the 2014 Performance Unit grants covering the 2015-2017 performance period. Awards were based upon achievement of the Company’s three-year average total sales growth and its three-year average return on invested capital (ROIC). No incentive is paid if performance falls below Threshold, and payouts are capped and may not exceed 200% of target.

For the 2015-2017 performance period, the target range of average sales growth and ROIC performance was:

	Sales Growth (%)	ROIC (%)
Threshold	0.0	7.9
Target	3.0	10.4
Maximum	6.0	13.5

The NEO awards are listed in the Summary Compensation Table in this Proxy Statement under the heading “Non-Equity Incentive Plan Compensation” and detailed below.

The following table details results for the Company’s cash-based performance unit payouts granted in November 2014. The performance period 2015-2017 resulted in performance of 12.6% for ROIC and 0.2% for sales growth. This equates to a 170% payout and a 53% payout, respectively, for a total payout percentage of 122%.

	Target Performance Units	Payout Percent	Performance Unit Payout
Adams	$765,000	122%	$933,300
Tynan	$301,310	122%	$367,598
Quinly	$360,000	122%	$439,200
Ferdenzi	$140,400	122%	$171,288
Jakubowitz	$54,600	122%	$66,612

Employee Stock Purchase Plan

The Company’s NEOs, along with substantially all other full time Company employees, are eligible to participate in the Curtiss-Wright Corporation Employee Stock Purchase Plan (“ESPP”). The purpose of the ESPP is to encourage employees of the Company and its subsidiaries to increase their ownership in the Company’s Common Stock. To achieve this purpose, the ESPP provides all participating employees with the opportunity to purchase the Company’s Common Stock through a payroll deduction at a 15% discount of the market value of the stock, unless (i) the employee owns more than 5% of the Company’s Common Stock or (ii) the employee has the right to purchase under all Company employee stock purchase plans Company Common Stock that would accrue at a rate which exceeds $25,000 in fair market value for each calendar year in which such right to purchase is outstanding. The ESPP is offered in six-month “offering periods” commencing on January 1 and July 1. At the end of each offering period, participant contributions are used to purchase a number of shares of common stock (subject to IRS limits), in an amount equal to 85% of the fair market value of the common stock on the last day of each offering period. An employee who elects to participate in the ESPP will have payroll deductions made on each payday during the six-month period.

During 2017, Messrs. Quinly, Ferdenzi and Jakubowitz participated in the ESPP, purchasing 203, 245 and 250 shares of Common Stock under the plan, respectively.

Executive Deferred Compensation Plan

The NEOs are also eligible to participate in the Company’s non-qualified executive deferred compensation plan that allows participants to defer compensation in excess of certain statutory limits that apply to traditional and 401(k) pension plans. Each participant may defer up to 25% of their base salary; 50% of their annual performance bonus; and 50% of the cash portion of their long-term cash award. The rate of interest is determined each year according to the average rate on 30-year Treasury bonds for November of the previous calendar year, plus 2.0%. Thus, the rate fluctuates annually. The average 30-year Treasury bond rate for November 2016 was 2.86% and money in the Plan earned 4.86% for 2017. Earnings begin accruing upon deposit and are compounded daily. Earnings are posted to the participants account on the final day of each month. See “Deferred Compensation Plans” section in this Proxy Statement. In 2017, the following NEOs participated in the executive deferred compensation plan: Messrs. Adams, Tynan, Quinly, and Ferdenzi. Mr. Adams did not defer any compensation in 2017, but continued to accrue interest in the plan on deferrals in prior years.

Pension Plans

The NEOs also participate in the Curtiss-Wright Corporation Retirement Plan (“Retirement Plan”) and the Curtiss-Wright Corporation Retirement Benefits Restoration Plan. This is consistent with the Company’s philosophy that compensation should promote the long-term retention and financial health of key executives and employees and be competitive with industry peers. The Company’s retirement plans integrate other components of the Company’s executive compensation program by generally including base salary and cash incentive compensation in determining retirement plan benefits.

The Retirement Plan is a tax qualified, defined benefit plan made up of two separate benefits: (1) a traditional, final average pay (FAP) formula component (this benefit was closed to new entrants as of February 1, 2010 and has a 15 year sunset period commencing on January 1, 2014) and (2) a cash balance component (this benefit was closed to future participants and pay credits ceased as of January 1, 2014, although interest continues to accrue on accounts). Both plans are non-contributory and employees hired prior to its close participate in one or both of the benefits, including the NEOs.

On September 1, 1994, the Company amended and restated the Retirement Plan, and any benefits accrued as of August 31, 1994 were transferred into the amended Retirement Plan. The Retirement Plan, as amended, provides for an annual benefit at age 65 of 1.5% times the five year final average compensation in excess of social security covered compensation, plus 1% of the five year final average compensation up to social security covered compensation, in each case multiplied by the participant’s years of service after September 1, 1994, not to exceed 35. Funds contributed to the Cash Balance portion of the Plan before it was frozen are credited to a notional cash balance account that grows with interest based on the rates each December for 30-Year Treasury Bonds.

As of January 1, 2015, no NEO had accrued any pension benefits prior to the plan merger in 1994: Mr. Adams, Mr. Tynan, Mr. Ferdenzi, Mr. Quinly, and Mr. Jakubowitz commenced their employment with the Company after September 1, 1994, and therefore did not accrue a monthly pension under the Retirement Plan prior to September 1, 1994; however, they continue to accrue a benefit under the amended Retirement Plan. The Company maintains an unfunded, non-qualified Retirement Benefits Restoration Plan (the “Restoration Plan”) under which participants in the Retirement Plan whose compensation or benefits exceed the limits imposed by I.R.C. Sections 401(a) (17) and 415 will receive a supplemental retirement benefit that restores the amount that would have been payable under the Retirement Plan except for the application of such limits.

Since the Restoration Plan benefits are not funded, in the event of a change in control, the Company has agreed to fund a Rabbi Trust in place through an agreement between the Company and PNC Bank, N.A., dated January 30, 1998, which provides for the payment of the Company’s obligation under the Restoration Plan.

Since the Company provided a traditional final average pay benefit under the Retirement Plan, the Company did not offer any Company-source contributions to NEO’s under the Company’s 401(k) savings Plan. However, NEO’s can elect to defer up to 75% of their own annual cash compensation per year on a tax-deferred basis subject to the IRS Elective Deferral limit within the Plan. For 2017, the pre-tax contribution limit was 9.0%, and the after-tax Plan contribution limit for a highly compensated employee was limited to 2.0%.

Executive Perquisites

In addition to the standard benefit plans offered to all employees, the NEOs are eligible for a conservative level of executive perquisites, well within market practices. Perquisites include financial planning and income tax preparation, a Company automobile or automobile allowance, and executive physicals for the executive and his or her spouse. The Committee and outside Consultant have agreed that the overall level of perquisites the Company provides to its NEOs is reasonable and consistent with that of its peers.

Limited Use of Retention Agreement

On April 1, 2013, the Company entered into a restricted stock unit agreement with Mr. Quinly. Mr. Quinly received a grant of 28,818 restricted stock units pursuant to the terms and conditions of the LTIP. Each unit is the equivalent of one share of Curtiss-Wright Common Stock, the equivalent of $1,000,000 in value as of the closing price of Curtiss-Wright’s Common Stock on April 1, 2013, the date the Board of Directors approved the material terms of the agreement to be offered to Mr. Quinly. The agreement provides for the entire grant to vest on April 1, 2021 (eight years from the date the agreement was executed), provided that Mr. Quinly does not voluntarily leave the employ of Curtiss-Wright or Mr. Quinly is not otherwise terminated for any reason by the Company. On or prior to December 31, 2020, Mr. Quinly may elect to convert said stock units to an equivalent number of shares of Curtiss-Wright Common Stock or defer the conversion of the stock units in accordance with Section 409A of the Internal Revenue Code for a period not greater than five (5) years. The agreement also provides immediate vesting and conversion of the stock units upon Mr. Quinly’s death or disability and in the event of a Change in Control of Curtiss-Wright. The agreement has been approved by the Committee and is intended to retain Mr. Quinly to maintain operational continuity through 2021.

Policies concerning equity-based and other long-term incentive compensation

Equity Ownership and Other Requirements for Senior Executives

To further align the linkage between the interests of the NEOs and those of its stockholders, the Company requires the CEO and all other NEOs to own Company stock denominated as a multiple of their annual salaries as follows: five times annual salary for the CEO and three times annual salary for NEOs that directly report to the CEO, and two times annual salary for all other NEOs.

All share-based long-term incentive plan grants, including any vested stock options (post-2005 grants), are subject to the Guidelines, and 50% of the net proceeds of a stock based grant vested or exercised (current market value of shares less the strike price) must be retained in Company stock. There is no fixed timeframe to achieve the Guidelines. However, until the Guidelines are satisfied, the NEO is only permitted to sell 50% of the value to cover the NEO’s income tax obligations. Once the ownership thresholds are fully met and maintained, the holding limits are removed on any and all earned and vested shares above the ownership guideline.

Clawback Policy

In the event the amount of any incentive compensation award is based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, or if a participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and has committed an offense subject to forfeiture under such statute, the participant must reimburse the Company that portion of the incentive compensation award that was based on the inaccurate data or as provided for in such statute.

Prohibition of Insider Trading, Hedging, and Pledging

The Company also maintains an insider trading policy for all its employees, including the NEOs and members of the Board of Directors. The policy specifically prohibits employees from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities or those securities of any targeted acquisitions. This includes “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), and hedging transactions such as zero-cost collars and forward sale contracts.

Other Policies

Use of Tax Gross-up

The Company’s existing NEO Change-in-Control agreements (except for Messrs. Quinly and Ferdenzi who became executive officers after 2008) provide for a supplemental cash payment to the extent necessary to preserve the level of benefits in the event of the imposition of excise taxes payable by a participant in respect of “excess parachute payments” under Section 280G of the Internal Revenue Code. The Company has not entered into a new agreement that includes tax gross-ups since 2008 and is committed to excluding this provision in any future agreements.

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the Company’s CEO and up to three other executive officers other than the CFO. However, certain performance-based compensation is exempt from the deduction limit if specific requirements are met. The Committee intends to structure awards to executive officers under the Company’s MICP and equity awards program to qualify for this exemption. However, the 162(m) exception to the deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exception to the deduction limit for performance-based compensation, no assurance can be given that compensation intended to satisfy the requirements for exception from the Section 162(m) deduction limit will, in fact, satisfy the exception. Further, the Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.

The following report of the Executive Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Executive Compensation Committee Report

The Executive Compensation Committee has reviewed and discussed this CD&A (included in this Proxy Statement) with Management. Based upon the Executive Compensation Committee’s review and discussions referred to above, the Executive Compensation Committee recommended that the Board of Directors include this CD&A in the Company’s Proxy Statement for the year ended December 31, 2017, filed with the Securities and Exchange Commission.

EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

S. Marce Fuller, Chairperson Dean M. Flatt Robert J. Rivet Peter C. Wallace

Risk Consideration in the Overall Compensation Program for 2017

In 2017, the Executive Compensation Committee, with the assistance of Management and the oversight of FW Cook, assessed the Company’s executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. The Executive Compensation Committee concluded in this risk assessment that these programs have been designed and administered in a manner that discourages undue risk-taking by employees, including a number of features of the programs that are designed to mitigate risk, including:

•	Limits on annual and long-term performance awards, thereby defining and capping potential payouts

•	Proportionately greater award opportunity derived from the long-term incentive program compared to annual incentive plan, creating a greater focus on sustained Company performance over time

•

Use of three distinct long-term equity incentive vehicles—restricted stock units, long-term cash-based performance units, and performance shares—that vest over a number of years, thereby providing strong incentives for sustained operational and financial performance

•	Use of balanced measures, including top and bottom line measures, income and balance sheet statement measures, and short- and long-term measurement periods

•	Stock ownership guidelines for senior executives that ensure alignment with stockholder interests over the long term

•

Incorporation of an individual performance score, ranging from one 1.0 to five 5.0, as a key factor in the total annual incentive calculation, thereby enabling the Committee to direct a zero payout for the 20% individual-performance component to any executive in any year if the individual executive is deemed to have sufficiently poor performance or is found to have engaged in activities that pose a financial, operational or other undue risk to the Company

•	A formal clawback policy

For the foregoing reasons, the Committee has concluded that the Company’s compensation policies and practices do not encourage excessive and unnecessary risk-taking, and that the level of risk is appropriate for the best interests of stockholders.

Post-Employment Agreements

Severance Agreements

The Company has At-will severance agreements with Messrs. Adams, Tynan, Quinly, Ferdenzi, and Jakubowitz. In the case of involuntary termination of employment other than termination for cause (as defined in the agreements), failure to comply with the terms and conditions of the agreement, voluntary resignation of employment by the employee, and voluntary retirement by the employee, these agreements provide in the case of Mr. Adams two years’ base salary and annual target bonus as the payment of severance pay, and, in the case of all other NEOs, the equivalent of one year’s base salary and annual target bonus to be paid at the time of termination, as well as the continued availability of certain employee health and welfare benefits for a period of one year following termination. The agreements provide that such pay and benefits also would be made available in the case of voluntary retirement or termination of employment that is the direct result of a significant change in the terms or conditions of employment, including a reduction in compensation or job responsibilities. At the employee’s option, the severance pay may be received over the two-year period following termination, in which case the employee benefits would continue in effect for the same period. The agreements further provide that the payment of severance pay and the availability of benefits are contingent upon a number of conditions, including the employee’s performance of his or her obligations pursuant to the agreement, specifically to provide consulting services, release the Company from any employment related claims, and not compete with the Company for a period of 12 months.

Change-in-Control Agreements

The Company has Change-in-Control severance protection agreements with Messrs. Adams, Tynan, Quinly, Ferdenzi, and Jakubowitz. The agreements with Messrs. Adams, Tynan, and Quinly, provide for payment of severance pay equal to three times while Mr. Ferdenzi and Mr. Jakubowitz provide for two times the sum of the executive’s base salary and the greater of (i) the annual target incentive grant in the year the executive is terminated or (ii) the annual incentive paid under the annual incentive plan immediately prior to the executive’s termination. These amounts shall be paid in a single lump sum cash payment within ten (10) days after the executive’s termination date. The agreements also call for the continued availability of certain employee benefits for a period of two to three years following termination of employment.

All agreements have a double trigger, i.e. severance may be paid in the event that (1) there is a change-in-control of the Company, as that term is defined in the agreements, and (2) the covered executive’s employment is formally or constructively terminated by the Company within twenty-four months following the change-in-control. Accordingly, if the Company terminates the employment without “cause” of an NEO during the two-year period following a change-in-control, or if the NEO terminates the NEO’s employment with the Company with “good reason,” then the NEO is entitled to certain compensation and benefits provided for in the agreement. The agreements define “cause” as (a) a conviction of a felony, (b) intentionally engaging in illegal or willful misconduct that demonstrably and materially injures the Company, or (c) intentional and continual failure to substantially perform assigned duties which failure continues after written notice and a 30-day cure period. The agreements also define “good reason” as (a) adverse change in status, title, position, or responsibilities, (b) reduction in salary, (c) relocation of more than 25 miles, (d) the Company’s failure to pay the covered individual in accordance with its compensation policies; or (e) a reduction in benefits. The agreements for all NEOs except Messrs. Quinly and Ferdenzi are “grandfathered” to renew automatically each year. Consistent with best practices, all future executive officer change-in-control agreements elected as executive officers after January 1, 2008, must be approved and renewed annually by the Committee.

Pay Ratio Disclosure Rule

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is David C. Adams. Registrants must comply with the pay ratio rule for the first fiscal year beginning on or after January 1, 2017. The Committee does not use this ratio as it considers appropriate compensation for the PEO. Management does not use this ratio when determining compensation for the rest of the workforce.

The Company identified the median employee by utilizing base salary as of December 1, 2017 and adding any target bonus to that amount, for all individuals, excluding the PEO, who were employed by the Company on December 1, 2017, the last day of the Company’s payroll year (whether employed on a full-time, part-time, or seasonal basis). In addition, the Company also excluded all independent contractors. The Company further converted all other currencies to U.S. dollars as of December 1, 2017, irrespective of currency fluctuations over the course of the year. Finally, the Company elected to use the de minimis exemption for non-U.S. employees to exclude 4.2% of the Company’s non-U.S. employees. The list of jurisdictions for which these employees are excluded, the approximate number of employees excluded from each jurisdiction, the total number of U.S. and non-U.S. employees irrespective of any exemption (data privacy or de minimis), and the total number of U.S. and non-U.S. employees used for the de minimis calculation are set forth in the table below.

Jurisdictions	Approximate Number of non-U.S. Employees Excluded	Total Number of U.S. and non-U.S. Employees irrespective of any exemption (data privacy or de minimis)	Total Number of U.S. and non-U.S. Employees used for de minimis calculation
France	72	8,901	8,901
India	82
Costa Rica	66
Sweden	50
Singapore	37
Spain	14
Portugal	19
Netherlands	8
Belgium	9
Brazil	5
Taiwan	5
Korea	5
Austria	1
Hong Kong	1

After identifying the median employee, the Company calculated annual total compensation for such employee using the same methodology the Company uses for the named executive officers as set forth in the 2017 Summary Compensation Table in this Proxy Statement. The total compensation amount for the median employee for 2017 was determined to be $56,200. This total compensation amount was then compared to the total compensation of the PEO disclosed in the Summary Compensation Table, of $5,546,130. Based on this information for 2017, the ratio of the PEO’s annual total compensation to the annual total compensation of the median employee was 99:1.

As discussed above in the CD&A, the Company changed the timing of grants of the long-term incentives from November to March of each year, beginning in March of 2018. Accordingly, the PEO was not granted any long-term incentives for 2017, but it is expected in March 2018. As a result, the PEO’s total annual compensation for 2017 and resulting pay ratio compared to the median employee is artificially low. Assuming long-term incentives were granted in November 2017 based on historical grant practices, the resulting ratio of the PEO’s annual total compensation to the annual total compensation of the median employee for fiscal year 2017 would have been approximately 136:1. The Company fully expects the PEO pay ratio for 2018 to be in-line with that ratio as long-term incentives are expected to be granted in March 2018.

The following table shows the potential incremental value transfer to the NEOs under various employment related scenarios.

Potential Post-Employment Payment

Termination Scenario	David C. Adams	Glenn E. Tynan	Thomas P. Quinly	Paul J. Ferdenzi	Harry S. Jakubowitz
If Retirement or Voluntary Termination Occurred on December 31, 2017 (a) (b)	$7,886,619	$1,837,206	$2,263,322	$0	$522,142
If Termination for Cause Occurred on December 31, 2017 (c)	$0	$404,743	$577,590	$0	$0
If Termination Without Cause Occurred on December 31, 2017 (d)	$13,905,644	$3,163,709	$3,743,266	$703,890	$1,021,048
If “Change In Control” Termination Occurred on December 31, 2017 (e)	$18,466,477	$7,039,529	$10,075,709	$3,696,024	$2,388,918
If Death Occurred on December 31, 2017 (f)(g)	$8,686,620	$2,942,229	$5,568,983	$1,782,911	$1,099,142

(a)	Messrs. Adams and Jakubowitz are eligible for Full Retirement. Messrs. Tynan and Quinly are eligible for Early Retirement. Mr. Ferdenzi is not yet eligible for Early Retirement.

(b)

Includes (1) intrinsic value of any unvested/unearned cash-based performance units, restricted stock units, and performance shares on December 29, 2017 that would vest after the date of termination or retirement, and (2) incremental value on measurement date (December 31, 2017) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan, assuming the executive elects immediate payout.

(c)

Includes incremental value on measurement date (December 31, 2017) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan, assuming the executive elects immediate payout.

(d)

Includes (1) intrinsic value of any unvested/unearned cash-based performance units, restricted stock units, and performance shares on December 29, 2017 that would vest after the date of termination for retirement-eligible executives, (2) severance payout, and (3) incremental value on measurement date (December 31, 2017) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan, assuming the executive elects immediate payout.

(e)

Includes (1) change-in-control severance payout, (2) accelerated vesting of retention agreement for Mr. Quinly, (3) present value of any accelerated vesting of cash-based performance units, performance shares, and restricted stock units on December 29, 2017, (4) incremental value on measurement date (December 31, 2017) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan including additional three years of benefit accrual per change-in-control agreements, assuming the executive elects immediate payout, and (5) gross-up payment per change-in-control agreements.

(f)

Includes (1) accelerated vesting of retention agreement for Mr. Quinly, (2) present value of any accelerated vesting of cash-based performance units, performance shares, and restricted stock units on December 29, 2017, (3) incremental value on measurement date (December 31, 2017) of vested benefit under the Curtiss-Wright Retirement Plan and the Curtiss-Wright Restoration Plan, assuming the executive elects immediate payout, and (4) value of Company-paid basic life insurance policy.

(g)	Depending on circumstances of death, all employees may also be eligible for Accidental Death and Dismemberment (AD&D) insurance payment and Business Travel Accident insurance payment.

The following table sets forth information concerning the total compensation of the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and the other NEOs of the Company who had the highest aggregate total compensation for the Company’s fiscal year ended December 31, 2017.

Summary Compensation Table

Name and Principal Position	Year	Salary (a)	Bonus (b)	Stock Awards ($)		Option Awards	Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings (g)	All Other Compensation (h)	Total
				Performance Share Units (c)	Restricted Stock Units (d)
							Annual Plan (e)	Long-Term Plan (f)
David C. Adams –	2017	$925,000	—	—	—	—	$1,654,039	$933,300	$1,996,954	$36,835	$5,546,128
Chairman and Chief	2016	$915,385	—	$1,202,500	$901,875	—	$1,584,943	$607,500	$2,076,300	$39,396	$7,327,899
Executive Officer	2015	$900,000	—	$1,170,000	$877,500	—	$1,286,145	$546,128	$1,401,557	$48,656	$6,229,986
Glenn E. Tynan –	2017	$554,812	—	—	—	—	$696,150	$367,598	$773,096	$37,354	$2,429,010
Vice President and Chief	2016	$542,900	—	$412,604	$309,453	—	$671,432	$286,935	$850,893	$38,583	$3,112,800
Financial Officer	2015	$542,900	—	$412,604	$309,453	—	$554,165	$335,714	$541,031	$58,387	$2,754,254
Thomas P. Quinly –	2017	$625,000	—	—	—	—	$793,594	$439,200	$768,731	$25,189	$2,651,714
Vice President and Chief	2016	$615,385	$65,000	$500,000	$375,000	—	$761,076	$239,400	$766,691	$19,201	$3,341,753
Operating Officer	2015	$600,000	—	$480,000	$360,000	—	$621,450	$293,664	$494,908	$34,446	$2,884,468
Paul J. Ferdenzi –	2017	$426,600	—	—	—	—	$477,771	$171,288	$555,625	$30,245	$1,661,529
Vice President, General	2016	$421,823	—	$221,832	$166,374	—	$441,164	$94,500	$555,356	$27,990	$1,929,039
Counsel, and Corporate	2015	$404,880	—	$215,374	$161,530	—	$359,000	$110,565	$300,373	$30,319	$1,582,041
Secretary
Harry S. Jakubowitz –	2017	$286,138	—	—	—	—	$215,419	$66,612	$201,220	$28,812	$798,201
Vice President and	2016	$280,000	—	$78,400	$58,800	—	$207,774	$51,188	$278,813	$26,791	$981,766
Treasurer	2015	$278,923	$8,400	$78,400	$58,800	—	$167,706	$59,890	$214,867	$30,399	$897,385

(a)	Includes amounts deferred under the Company’s Savings and Investment Plan and Executive Deferred Compensation Plan.

(b)

Represents a discretionary award paid to Mr. Quinly for the performance period 2014-2016 to reflect his significant contribution in divesting the Company’s Oil and Gas Division. Represents a lump sum award in lieu of merit increase for Mr. Jakubowitz paid in May 2015.

(c)

As discussed in the CD&A above, because of the consolidation of year-end compensation planning activities into a single timeframe, with a total compensation review that will take place in the first quarter each year, there was a change in timing of long-term incentive grants from November of the year prior to the three-year performance period to March, effective March 2018. As a result, there were no grants of performance share units in November 2017. Fiscal years 2016 and 2015 includes grants of performance share units as part of the Company’s Long Term Incentive Plan in November of that year. The values shown represent the grant date fair value of the grants at target. Performance share units have a maximum payout of 200% of target.

(d)

As discussed in the CD&A above, because of the consolidation of year-end compensation planning activities into a single timeframe, with a total compensation review that will take place in the first quarter each year, there was a change in timing of long-term incentive grants from November of the year prior to the three-year performance period to March, effective March 2018. As a result, there were no grants of restricted stock units in November 2017. Fiscal years 2016 and 2015 includes grants of time-based restricted stock units as part of the Company’s Long Term Incentive Plan in November of that year. The values shown represent the grant date fair value of the grants at target.

(e)	Includes payments made based on the Company’s annual Modified Incentive Compensation Plan for performance during the year.

(f)	Includes the maturity of cash-based performance unit grants made under the Company’s Long-Term Incentive Plan.

(g)	Represents annual change in the actuarial accumulated present value (APV) of accumulated pension benefits. The 2016 Change in Pension value for Mr. Quinly was incorrectly stated as

$727,880 due to certain pensionable compensation not reflected in the 2016 nonqualified APV at 2016 fiscal year-end.

(h)

Includes personal use of company car, payments for executive physicals, financial counseling, premium payments for executive life insurance paid by the Company during the covered fiscal year for term life insurance and accidental death and disability insurance.

The Company’s executive officers are not employed through formal employment agreements. It is the philosophy of the Committee to promote a competitive at-will employment environment, which would be impaired by lengthy employment arrangements. The Committee provides proper long-term compensation incentives with competitive salaries and bonuses to ensure that senior management remains actively and productively employed with the Company.

The Company believes perquisites for executive officers should be limited in scope and value and aligned with peer group practices as described earlier. As a result, the Company has historically given nominal perquisites. The below table generally illustrates the perquisites the Company provides to its NEOs.

The Company also maintains a policy concerning executive automobiles under which certain officers of the Company are eligible to use Company leased automobiles or receive an equivalent automobile allowance. The NEOs participate in this program. The Company maintains the service and insurance on Company leased automobiles. In addition to the Company automobile policy, the Company also provides all executive officers with financial planning and tax preparation services through The Ayco Company, LP and PricewaterhouseCoopers LLP. Not all executive officers utilize these services on an annual basis. Finally, all executive officers and their spouses are provided annual physicals through the Mayo Clinic at any one of the clinic’s three locations.

Perquisites and Benefits

Name	Automobile (a)	Financial Planning	Executive Physical
David C. Adams	$19,197	$10,080	$2,124
Glenn E. Tynan	$20,980	$13,024	$0
Thomas P. Quinly	$7,864	$12,000	$1,975
Paul J. Ferdenzi	$13,319	$12,000	$3,477
Harry S. Jakubowitz	$13,528	$10,000	$480

(a)	Represents the personal use of Company-leased automobiles.

The Company’s executive officers are entitled to receive medical benefits, life and disability insurance benefits, and to participate in the Company’s Savings and Investment Plan, Defined Benefit Plan, Employee Stock Purchase Plan, flexible spending accounts, and disability plans on the same basis as other full-time employees of the Company.

The Company also offers a nonqualified executive deferred compensation plan, in accordance with Section 409A of the Code, whereby eligible executives, including the NEOs, may elect to defer additional cash compensation on a tax-deferred basis. The deferred compensation accounts are maintained on the Company’s financial statements and accrue interest at the rate of (i) the average annual rate of interest payable on United States Treasury Bonds of 30 years maturity as determined by the Federal Reserve Board, plus (ii) 2%. Earnings are credited to executives’ accounts on a monthly basis.

Grants of Plan-Based Awards

Name	Plan Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
			Number of Units	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
David C. Adams	MICP (a)	3/14/2017		$485,625	$971,250	$1,942,500
Glenn E. Tynan	MICP (a)	3/14/2017		$209,700	$419,400	$838,800
Thomas P. Quinly	MICP (a)	3/14/2017		$234,375	$468,750	$937,500
Paul J. Ferdenzi	MICP (a)	3/14/2017		$138,645	$277,290	$554,580
Harry S. Jakubowitz	MICP (a)	3/14/2017		$64,890	$129,780	$259,560

(a)

Values in this row represent the Company’s annual Modified Incentive Compensation Plan that were approved on March 14, 2017 for performance during fiscal 2017. The incentive threshold, target, and maximum are expressed above as a percentage of annualized base salary on March 14, 2017.

As further discussed in the CD&A of this Proxy Statement, the Company did not make long-term incentive grants (cash-based performance units, performance share units, restricted stock units) to the executive officers in 2017 as the Committee sought to condense compensation planning activities into a single timeframe, with a total compensation review that will take place in the first quarter each year. In the past, long-term incentives were generally granted in November of the year prior to the three-year performance cycle. Those grants will now take place in March each year beginning with March 2018.

The following table sets forth the outstanding equity awards of the NEOs. Some of the grants disclosed below are not yet vested and are subject to forfeiture under certain conditions.

Outstanding Equity Awards at Fiscal Year-End

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (a)	Market Value of Shares or Units that Have Not Vested ($) (a)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David C. Adams	17,414	0	0	$29.88	11/15/2020
									14,452	1,760,976	(c)
						12,366	1,506,797		16,488	2,009,063	(d)
						9,114	1,110,541		12,153	1,480,843	(e)
Glenn E. Tynan									5,692	693,570	(c)
						4,361	531,388		5,815	708,558	(d)
						3,127	381,025		4,170	508,115	(e)
Thomas P. Quinly						28,818	3,511,473	(b)
									6,801	828,702	(c)
						5,073	618,145		6,764	824,193	(d)
						3,790	461,812		5,053	615,708	(e)
Paul J. Ferdenzi									2,652	323,146	(c)
						2,276	277,331		3,035	369,815	(d)
						1,681	204,830		2,242	273,188	(e)
Harry S. Jakubowitz									1,031	125,627	(c)
						829	101,014		1,105	134,644	(d)
						594	72,379		792	96,505	(e)

(a)

Represents unvested restricted stock units granted as part of the Company’s Long-Term Incentive Plan. Stock price used to determine value is $121.85, the closing price of Company common stock on December 29, 2017.

(b)	Represents retention grant of restricted stock units for Mr. Quinly. Stock price used to determine value is $121.85, the closing price of Company common stock on December 29, 2017.

(c)

Represents cash value at target of outstanding performance-based share units granted November 11, 2014 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $121.85, the closing price of Company common stock on December 29, 2017. Performance shares were earned as common stock in February 2018 contingent upon the extent to which previously established performance objectives are achieved over the three-year period ending at the close of business on December 29, 2017. These shares are no longer outstanding as of the date of this filing.

(d)

Represents cash value at target of outstanding performance-based share units granted November 13, 2015 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $121.85, the closing price of Company common stock on December 29, 2017. Performance-based share units will be earned as common stock early in 2019 contingent upon the extent to which previously established performance objectives are achieved over the three-year period ending at the close of business on December 31, 2018.

(e)

Represents cash value at target of outstanding performance-based share units granted November 17, 2016 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $121.85, the closing price of Company common stock on December 29, 2017. Performance-based share units will be earned as common stock early in 2020 contingent upon the extent to which previously established performance objectives are achieved over the three-year period ending at the close of business on December 31, 2019.

The following table sets forth information regarding options exercised and stock vested during calendar year 2017.

Option Exercises and Stock Vested

Name	Option Awards		Stock Awards (a)
	Number of Shares Acquired Upon Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired Upon Vesting (#)	Value Realized Upon Exercise ($)
David C. Adams	17,000	$1,515,657	42,757	$4,424,568
Glenn E. Tynan	0	$0	19,327	$1,987,198
Thomas P. Quinly	0	$0	23,989	$2,462,526
Paul J. Ferdenzi	14,549	$1,144,606	6,960	$724,783
Harry S. Jakubowitz	10,043	$791,107	3,461	$356,048

(a)	Stock Awards includes the vesting of the November 12, 2013 Performance Share Unit grant (for performance period 2014-2016) and the November 11, 2014 Restricted Stock grant plus reinvested dividends.

Deferred Compensation Plans

The following table shows the deferred compensation activity for the NEOs during 2017. This table does not include the nonqualified Restoration Plan since these totals are provided separately in the Pension Benefit Table below.

Non-Qualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($) (a)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
David C. Adams	$0	$0	$224,521	$0	$4,742,683
Glenn E. Tynan	$94,884	$0	$49,684	$0	$1,071,703
Thomas P. Quinly	$596,638	$0	$57,442	$585,074	$1,295,958
Paul J. Ferdenzi	$210,704	$0	$34,801	$0	$790,615
Harry S. Jakubowitz	$0	$0	$0	$0	$0

(a)	Amounts reported in this column represent deferral of salary and incentive payments deferred in 2017, and such amounts are also included in the corresponding columns of the Summary Compensation Table.

Total Pension Benefit Payable to Executive Officers

The estimated total pension benefit payable under the Curtiss-Wright Retirement Plan and the nonqualified Curtiss-Wright Restoration Plan described above in “Pension Plans” to the NEOs at retirement age 65 is also described in the following table as a total lump sum payable from each of these plans, based on benefits earned through December 31, 2017. Participants must choose to receive benefits under the Retirement Plan and the Restoration Plan either through annuity payments or as a lump sum.

Qualified Pension Benefit

Name	Plan Name (a)	Number of Years Credited Service	Present Value of Accumulated Benefit (b) ($)	Payments During Last Fiscal Year ($)
David C. Adams	Curtiss-Wright Corporation Retirement Plan	18	$2,169,775	$0
Glenn E. Tynan	Curtiss-Wright Corporation Retirement Plan	18	$1,253,487	$0
Thomas P. Quinly	Curtiss-Wright Corporation Retirement Plan	13	$878,595	$0
Paul J. Ferdenzi	Curtiss-Wright Corporation Retirement Plan	19	$1,058,128	$0
Harry S. Jakubowitz	Curtiss-Wright Corporation Retirement Plan	16	$1,063,540	$0

(a)

The Curtiss-Wright Corporation Retirement Plan is a defined benefit pension plan providing qualified retirement benefits to eligible employees of the Curtiss-Wright Corporation. Benefits are based on a formula, which takes account of service and the average of the highest five years of a participant’s pay within the last 10 years of employment. Normal retirement is the later of age 65 or three years of service. Unreduced early retirement benefits may be payable if age is greater than 55 and the sum of age and service exceeds 80.

(b)

The present value of the accumulated benefit was determined as of December 31, 2017, the measurement date used for pension disclosure in the Company’s financial statements pursuant to Accounting Standard Codification 715.

Non-Qualified Pension Benefit

Name	Plan Name (a)	Number of Years Credited Service	Present Value of Accumulated Benefit (b) ($)	Payments During Last Fiscal Year ($)
David C. Adams	Curtiss-Wright Corporation Retirement Plan	18	$8,589,250	$0
Glenn E. Tynan	Curtiss-Wright Corporation Retirement Plan	18	$4,516,586	$0
Thomas P. Quinly	Curtiss-Wright Corporation Retirement Plan	13	$2,897,113	$0
Paul J. Ferdenzi	Curtiss-Wright Corporation Retirement Plan	19	$1,710,965	$0
Harry S. Jakubowitz	Curtiss-Wright Corporation Retirement Plan	16	$728,441	$0

(a)

The Curtiss-Wright Corporation Restoration Plan is a non-qualified retirement plan established to provide benefits that would have been payable under the C-W Retirement Plan but for the limitations imposed by the provisions of the Internal Revenue Code and Employee Retirement Income Security Act. All participants of the C-W Retirement Plan are eligible to participate in the Restoration Plan. Restoration benefits are payable at the same time and otherwise in accordance with the terms and conditions applicable under the C-W Retirement Plan.

(b)

The present value of the accumulated benefit was determined as of December 31, 2017, the measurement date used for pension disclosure in the Company’s financial statements pursuant to Accounting Standard Codification 715.

The Plan benefit formula is described earlier. Elements of compensation that are included in the calculation of a benefit are base salary earned and short and long-term cash incentives earned. The Company has not adopted a policy prohibiting special benefits under the plans. However, historically the Company has not provided any additional years of credited service to any participants in the Plan.

COMPENSATION OF DIRECTORS

The following table sets forth certain information regarding the compensation earned by or granted to each non-employee director who served on the Company’s Board of Directors in 2017. Mr. Adams, the only current director who is an employee of the Company, is not compensated for his services as a Board member.

Director Compensation

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Compensation Earnings ($)	All Other Compensation ($)(d)	Total
Dean M. Flatt	$90,000	$105,000	—	—	—	$25	$195,025
S. Marce Fuller	$105,000	$105,000	—	—	—	$25	$210,025
Rita J. Heise	$90,000	$105,000	—	—	—	$25	$195,025
Bruce D. Hoechner	$67,500	$35,000	—	—	—	$25	$102,525
Allen A. Kozinski	$120,000	$105,000	—	—	—	$25	$225,025
John R. Myers (c)	$22,500	$105,000	—	—	—	$25	$127,525
John B. Nathman	$90,000	$105,000	—	—	—	$25	$195,025
Robert J. Rivet	$107,500	$105,000	—	—	—	$13,720	$226,220
Albert E. Smith	$100,000	$105,000	—	—	—	$25	$205,025
Peter C. Wallace	$90,000	$105,000	—	—	—	$21,911	$216,911

(a)

Represents all fees earned or paid for services as a director, including annual retainer, lead director fee, committee membership fee, and committee chairman retainers, and includes amounts deferred. Directors have a choice to receive all or a portion of their director fees paid in cash, stock, or a combination of the two. Directors also have a choice to defer all or a portion of director fees paid in cash or stock. For fiscal 2017, Ms. Heise elected to receive all of her director fees in stock, as set forth in the table below.

Name	Stock Award (#)*	Grant Date Fair Value ($)	Pay Date
Heise	34	$3,125	March 31, 2017
	34	$3,125	March 31, 2017
	179	$16,250	March 31, 2017
	34	$3,125	June 30, 2017
	34	$3,125	June 30, 2017
	178	$16,250	June 30, 2017
	26	$3,125	September 30, 2017
	26	$3,125	September 30, 2017
	165	$16,250	September 30, 2017
	26	$3,125	December 31, 2017
	26	$3,125	December 31, 2017
	134	$16,250	December 31, 2017

*	Shares rounded up to the next whole number of shares

(b)

The values shown represent the aggregate grant date fair value for 2017 computed in accordance with FASB ASC Topic 718. In February 2017, each non-employee Director other than Mr. Hoechner were awarded 1,068 shares of restricted common stock as annual stock grant, each having a full fair value of $105,000 based on the market value of the common stock on the grant date pursuant to FASB ASC Topic 718. In May 2017, Mr. Hoechner received 417 shares of restricted common stock as an award for a newly elected member to the Board of Directors, having a full fair value of $35,000 based on the market value of the common stock on the grant date pursuant to FASB ASC Topic 718.

(c)	Mr. Myers retired from the Board and did not stand for election effective as of May 11, 2017.

(d)

Represents premium payments paid by the Company for term life insurance. Term life insurance and executive physical benefits for the directors were discontinued as of March 1, 2017. The amounts for Messrs. Rivet and Wallace also include payments for executive physicals for them and their spouse in the aggregate amount of $13,695 and $21,866, respectively. The Company also paid for executive physicals for Messrs. Myers and Nathman, but these payments were less than $10,000 each.

In 2017, each non-employee Director of the Company was paid an annual retainer of $65,000 plus $12,500 for each committee such director is a member. The chairpersons of the Audit Committee, Committee on Directors and Governance, Executive Compensation Committee, and Finance Committee of the Board of Directors were paid an additional annual retainer of $17,500, $10,000, $15,000, and $10,000, respectively. The Lead Independent Director was paid an additional annual retainer of $20,000. Pursuant to the Company’s 2014 Omnibus Incentive Plan, the Company’s non-employee Directors may elect to receive their annual retainer, Chairperson fee, committee membership fees, and Lead Independent Director fee in the form of Company Common Stock, cash, or both and may elect to defer the receipt of such stock or cash. Until March 1, 2017, each non-employee Director was also eligible for an executive physical and group term life insurance coverage in the amount of $150,000 for which the Company would pay the premiums. The fees of the executive physicals and the premiums paid on this insurance coverage for each non-employee Director was reported as income to the Director.

In addition to the annual retainer and meeting fees described above, under the Company’s 2014 Omnibus Incentive Plan, the Company, acting through the Committee on Directors and Governance has the discretionary authority to make equity grants to non-employee Directors. Effective February 2018, each non-employee Director was granted 857 shares of restricted Common Stock based on a market value of $105,000 on the grant date with such shares subject to forfeiture based upon failing to remain on the Board for a three-year period. The Company grants each newly-appointed Director upon appointment a grant of restricted Common Stock valued at $35,000 based on the market value of the Common Stock on the grant date with such shares subject to forfeiture based upon failing to remain on the Board for a five-year period. Each Director must accumulate a total position in the Company’s Common Stock with a value of five times the annual retainer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act and the rules thereunder of the SEC require the Company’s Directors, Officers, and beneficial owners of more than 10% of the Common Stock to file reports of their ownership and changes in ownership of Common Stock with the Commission. SEC regulations require that the Company be furnished with copies of these reports. Personnel of the Company generally prepare these reports on behalf of the Directors and Officers on the basis of information obtained from each Director and Officer. Based solely on a review of these reports and on such information from the Directors and Officers, the Company believes that all reports required by Section 16(a) of the Securities and Exchange Act to be filed during the year ended December 31, 2017 were filed on time. A Form 5 for Robert J. Rivet reporting exempt transactions covering exempt purchases of Common Stock at various times throughout 2017 through a dividend reinvestment account was filed on February 1, 2018.

Certain Relationships and Related Transactions

The Company’s legal department is primarily responsible for identifying relationships and transactions in which the Company and a director, any nominee for director, executive officer or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by them, are participants to determine whether any of these related persons had or will have a direct or indirect material interest. In order to identify potential related person transactions, the Company’s legal department annually prepares and distributes to all directors, nominees for directors, and executive officers a written questionnaire, which includes questions intended to elicit information about any related person transactions. Further enhancing the Company’s commitment to identify any transactions with related persons, the Company’s finance department adopted a related party transactions policy, which requires each of the business units to identify and disclose to the Company’s corporate controller and general counsel all related person transactions on a quarterly basis or on such shorter intervals as the situation arises.

The Company’s corporate governance guidelines, applicable to Directors, and the Company’s code of conduct, applicable to all employees of the Company, including executive officers (copies of which may be viewed within the Corporate Governance section of the Company’s website at www.curtisswright.com and are available in print, without charge, upon written request to the Company’s Corporate Secretary), prohibits such individuals from engaging in specified activities without prior approval. These activities typically relate to conflict of interest situations where a director, executive officer, an employee, or member of their immediate family may have significant financial or business interests in another company competing with or doing business with the Company, or who stands to benefit in some way from such a relationship or activity. If a director or executive officer believes that, as a result of a transaction with the Company, he or she has an actual or potential conflict of interest with the Company, he or she must promptly notify the Company’s General Counsel. In case of a transaction involving a director, he or she must also notify the Chairperson of the Committee on Directors and Governance (or in case of a transaction involving the Chairperson of the Committee on Directors and Governance, notify the other members of the Committee on Directors and Governance).

The Board of Directors has responsibility for reviewing and approving or ratifying related person transactions to the extent a director, nominee for director, executive officer or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by them, are participants. To the extent that a proposed related-person transaction may involve a director, such individual may not participate in any decision by the Board that in any way relates to the matter that gives rise to the conflict of interest. The Company’s corporate controller and general counsel has responsibility for reviewing and approving or ratifying all other transactions in which the Company and any other employee (other than an executive officer) or his or her immediate family members has a direct or indirect material interest.

Neither the corporate governance guidelines nor code of conduct specify the standards to be applied by the Board of Directors or the Company’s corporate controller and general counsel, as applicable, in reviewing transactions with related persons. However, the Company expects that in general the Board of Directors or the Company’s corporate controller and general counsel, as applicable, will consider all of the relevant facts and circumstances, including, if applicable, but not limited to: (i) the benefits to the Company; (ii) the impact on a Director’s independence in the event the related person is a Director, an immediate family member of a Director, or an entity in which a Director is a partner, shareholder, or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available for similar transactions with unrelated third parties.

During fiscal year 2017, there were no proceedings to which any of our Directors, executive officers, affiliates, holders of more than five (5%) percent of our Common Stock, or any associate (as defined in the Proxy Rules) of the foregoing were adverse to the Company or any of its subsidiaries. During fiscal year 2017, none of our Directors, nominees for directors, executive officers, holders of more than five (5%) percent of our Common Stock, or any members of their immediate family had a direct or indirect material interest in any transactions or series of transactions with the Company in which the amount involved exceeded or exceeds $120,000.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2017:

•	None of the members of the Executive Compensation Committee was an officer (or former officer) or employee of the Company.

•	None of the members of the Executive Compensation Committee or any members of their immediate family entered into (or agreed to enter into) any transaction or series of transactions with the Company in which the amount involved exceeded or exceeds $120,000.

•

None of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of Directors) of another entity where one of that entity’s executive officers served on the Company’s Executive Compensation Committee.

•	None of the Company’s executive officers was a Director of another entity where one of that entity’s executive officers served on the Company’s Executive Compensation Committee.

•

None of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of Directors) of another entity where one of that entity’s executive officers served as a Director on the Company’s Board of Directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of February 16, 2018 for the beneficial ownership of common stock by (a) each stockholder who, to the Company’s knowledge, is the beneficial owner of more than 5% of the outstanding shares of any class of Common Stock, (b) each current Director of the Company, (c) each nominee for election as a Director of the Company, (d) each of the executive officers of the Company named in the Summary Compensation Table above (the “Named Executive Officers”), and (e) all current Directors and executive officers of the Company as a group. The percentages in the third column are based on 44,244,010 shares of Common Stock issued and outstanding on February 16, 2018. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly or indirectly by the individuals or members of the group named in the first column, with sole voting and dispositive power. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations. Inclusion in the table of shares not owned directly by the Director or Named Executive Officer does not constitute an admission that such shares are beneficially owned by the Director or Named Executive Officer for any other purpose.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class
BlackRock, Inc.	6,019,976	(a)	13.6%
Singleton Group LLC	3,762,960	(b)	8.5%
The Vanguard Group	3,467,183	(c)	7.8%
David C. Adams	114,300	(d)(e)(f)	*
Paul J. Ferdenzi	24,940	(d)(f)	*
Dean M. Flatt	8,454	(d)(g)(h)	*
S. Marce Fuller	14,234	(d)(j)(h)	*
Rita J. Heise	3,922	(d)(g)(k)	*
Bruce D. Hoechner	417	(d)(g)(h)	*
Harry S. Jakubowitz	20,476	(d)(f)	*
Dr. Allen A. Kozinski	17,799	(d)(g)(l)	*
John B. Nathman	5,490	(d)(h)	*
Thomas P. Quinly	81,682	(d)(f)	*
Robert J. Rivet	7,388	(d)(j)(h)	*
Albert E. Smith	21,016	(d)(g)(h)	*
Glenn E. Tynan	60,845	(d)(f)	*
Peter C. Wallace	438	(d)(g)(h)	*
Directors and Executive Officers as a group (15 persons)	384,163	(i)	*

*	Less than 1%.

(a)	Address is 40 East 52nd Street, New York, New York, 10022. The information as to the beneficial ownership of Common Stock by BlackRock, Inc. was obtained from Amendment No. 9, dated

January 17, 2018, to its statement on Schedule 13G, filed with the Securities and Exchange Commission. Such report discloses that at December 31, 2017, BlackRock, Inc. possessed sole voting and sole dispositive power with respect to 5,893,183 and 6,019,976 shares of Common Stock, respectively.

(b)

Address is 3419 Via Lido #630, Newport Beach, California, 92663. The information as to the beneficial ownership of Common Stock by Singleton Group LLC was obtained from Amendment No. 2, dated August 17, 2007, to its statement on Schedule 13D, filed with the Securities and Exchange Commission. Such report discloses that at August 17, 2007: (1) the Singleton Group LLC possessed shared voting and dispositive power with respect to 3,762,960 shares of Common Stock, (2) Christina Singleton Mednick possessed shared voting and dispositive power with respect to 3,762,960 shares of Common Stock, (3) William W. Singleton possessed shared voting and dispositive power with respect to 3,762,960 shares of Common Stock, and (4) Donald E. Rugg possessed shared voting and dispositive power with respect to 3,762,960 shares of Common Stock and sole voting and dispositive power with respect to 56 shares of Common Stock.

(c)

Address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The information as to the beneficial ownership of Common Stock by The Vanguard Group was obtained from Amendment No. 5, dated February 7, 2018, to its statement on Schedule 13G, filed with the Securities and Exchange Commission. Such report discloses that at December 31, 2017, The Vanguard Group: (1) possessed sole voting power with respect to 76,178 shares of Common Stock, (2) possessed sole dispositive power with respect to 3,388,955 shares of Common Stock, (3) possessed shared voting power with respect to 5,260 shares of Common Stock, and (4) possessed shared dispositive power with respect to 78,228 shares of Common Stock.

(d)	Address is c/o Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036.

(e)	Includes 17,414 shares of Common Stock that Mr. Adams has the right to acquire through the exercise of stock options within 60 days of February 16, 2018.

(f)

Includes shares of time-based restricted Common Stock owned by the Named Executive Officers as follows (and subject to forfeiture under the Company’s 2005 Long-Term Incentive Plan and 2014 Omnibus Incentive Plan, as applicable) that vest on the third anniversary of the date of grant: David C. Adams, 21,680; Paul J. Ferdenzi, 3,993; Harry S. Jakubowitz, 1,436; Thomas P. Quinly, 37,763[1]; and Glenn E. Tynan, 7,558.

(g)

Includes shares of restricted Common Stock owned by the Directors as follows (and subject to forfeiture under the Company’s 2014 Omnibus Incentive Plan): Dean M. Flatt, 1,380; Rita J. Heise, 3,363; Bruce D. Hoechner, 417; Allen A. Kozinski, 3,305; Albert E. Smith, 3,305; and Peter C. Wallace, 438.

(h)

Does not include shares of Common Stock granted to the Directors (under the Company’s 2005 Stock Plan for Non-Employee Directors and 2014 Omnibus Incentive Plan, as applicable) that he or she has elected to defer receipt of until a later period as the Director neither has nor shares voting or investment power with respect to these shares and is not deemed the beneficial owner, as follows: Dean M. Flatt, 1,930; S. Marce Fuller, 19,509; Bruce D. Hoechner, 857; John B. Nathman, 3,326; Robert J. Rivet, 3,326; Albert E. Smith, 336; and Peter C. Wallace, 2,596.

(i)	Includes shares of Common Stock as indicated in the preceding footnotes.

(j)	Share total rounded down to the next whole number of shares respecting fractional shares purchased pursuant to a broker-dividend reinvestment plan.

(k)	All of the shares held in Ms. Heise’s revocable trust, over which Ms. Heise and her husband share voting and investment power.

(l)	Includes 13,185 shares held in a revocable trust of Mr. Kozinski and his wife, over which Mr. Kozinski and his wife share voting and investment power.

[1] 28,818 of these shares of time-based restricted stock vest on April 1, 2021 pursuant to a Restricted Stock Unit Agreement entered into between the Company and Mr. Quinly on April 1, 2013.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP (“Deloitte”) to act as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2018, subject to the ratification by the Company’s stockholders at this Annual Meeting as required by the By-laws of the Company. The Board of Directors requests that stockholders ratify such appointment. If the stockholders fail to ratify the appointment of Deloitte, our Audit Committee will appoint another independent registered public accounting firm to perform such duties for the current fiscal year and submit the name of such firm for ratification by our stockholders at the next Annual Meeting of stockholders. Deloitte has been retained as the Company’s independent registered public accounting firm since 2003.

The Audit Committee annually reviews Deloitte’s performance in deciding whether to retain Deloitte or engage a different independent registered public accounting firm. In making such determination, the Audit Committee considers, among other things, (i) an evaluation of Deloitte’s historical and recent performance on the Company’s audit; (ii) Deloitte’s capability and expertise in handling the breadth and complexity of the Company’s worldwide operations; (iii) recent Public Company Oversight Board (PCAOB) reports on Deloitte and its peer firms; (iv) appropriateness of Deloitte’s fees for audit and non-audit services, on both an absolute basis and as compared to its peer firms; and (v) the benefits of having a long-tenured auditor such as (1) a higher quality audit due to Deloitte’s institutional knowledge and deep understanding of the Company’s business, accounting policies and practices, and internal control over financial reporting; (2) an efficient fee structure as Deloitte’s fees are competitive with peer companies because of Deloitte’s familiarity with the Company’s business and industry; and (3) avoiding the costs and disruptions, including management time and distractions, associated with bringing on a new independent auditor. Based on this evaluation, the Audit Committee believes that the continued retention of Deloitte to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

Representatives of Deloitte are expected to be present at the Annual Meeting to make such statements and answer such questions as are appropriate.

Ratification of the appointment of Deloitte will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy (and eligible to vote) and voting at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 2 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record and you do not instruct your bank, broker or other holder of record on how to vote on this “routine” proposal, your bank, broker or other holder of record will nevertheless have authority to vote your shares on this “routine” proposal in your banks’, brokers’ or other holders’ of record discretion.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

Disclosure about Fees

The following table presents the aggregate fees billed by our independent registered public accountants, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the audit of our annual financial statements for the calendar years ended December 31, 2017 and 2016, as well as other services provided during those periods:

	2017	2016
Audit Fees (a)	$4,176,000	$3,840,000
Audit-Related Fees (b)	$633,000	$11,000
Tax Fees (c)	$278,000	$132,000
All Other Fees (d)	$52,000	$50,000

Total	$5,139,000	$4,033,000

(a)

Audit Fees consist of fees billed for services rendered for the annual audit of our consolidated financial statements, audit of the effectiveness of our internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, review of condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under the caption “Audit Fees”. The fees for 2017 relate to review and advisory services for the new revenue recognition guidance and for a pension plan audit of one of our subsidiaries. The fees for 2016 are for a pension plan audit of one of our subsidiaries.

(c)

Tax Fees consist of fees billed for services rendered for tax compliance, tax advice, and tax planning. The fees for 2017 and 2016 relate principally to preparation of tax returns and other tax compliance services directly related to such returns.

(d)	All Other Fees for 2017 and 2016 consist of fees billed for research and advisory services relating to human resources and talent acquisition services.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy to pre-approve audit and permissible non-audit services provided by the independent accountants. The Audit Committee will consider annually and, if appropriate, approve the scope of the audit services to be performed during the fiscal year as outlined in an engagement letter proposed by the independent accountants. To facilitate the prompt handling of certain matters, the Audit Committee delegates to the Chief Financial Officer the authority to approve in advance all audit and non-audit services below $500,000 to be provided by the independent accountants so long as no individual service exceeds $100,000. For permissible non-audit services, we submit to the Audit Committee, at least quarterly, a list of services and a corresponding budget estimate that we recommend the Audit Committee engage the independent accountant to provide. We routinely inform the Audit Committee as to the extent of services provided by the independent accountants in accordance with this pre-approval policy and the fees incurred for the services performed to date. During fiscal year 2017, all of the Audit-Related Fees, Tax Fees, and All Other Fees in the table above were approved by the Audit Committee. The Company believes that none of the time expended on Deloitte & Touche LLP’s engagement to audit the Company’s financial statements for fiscal 2017 and 2016 was attributable to work performed by individuals other than Deloitte & Touche

LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates full-time, permanent employees.

PROPOSAL THREE: APPROVAL OF THE AMENDMENTS TO THE
CURTISS-WRIGHT CORPORATION EMPLOYEE STOCK PURCHASE PLAN,
AS AMENDED, INCLUDING TO INCREASE THE TOTAL NUMBER OF SHARES
OF THE COMPANY’S COMMON STOCK RESERVED FOR ISSUANCE UNDER
THE PLAN BY 750,000 SHARES

Background and Purpose of the Proposal

The Board of Directors believes it is in the Company’s best interests to encourage stock ownership by its employees. Accordingly, on September 24, 2002, the Board of Directors unanimously approved the adoption of the Curtiss-Wright Corporation Employee Stock Purchase Plan (“ESPP”), and the Company’s stockholders approved the ESPP on May 23, 2003. At the 2011 Annual Meeting, the Company’s stockholders approved an amendment of the ESPP to increase the number of shares available for issuance under the ESPP by 1,200,000 (from 2,000,000 to 3,200,000). As of January 31, 2018, the Company had approximately 256,000 shares of its common stock remaining available for issuance under the ESPP.

The Company believes that the ESPP has served the Company well. The convenient and financially attractive opportunity that the ESPP provides for employees to acquire stock in the Company has, in the view of management, provided a significant inducement for employees at all levels of the organization to acquire a proprietary interest in the Company and identify with the financial interests of stockholders. The Company believes that the ESPP has thereby contributed to the Company’s success in the marketplace, to its harmonious relations with its work force, and to its success in attracting, retaining and motivating its employees, including but not limited to, its rank and file and unionized employees.

If the number of shares of Company common stock available for issuance under the ESPP is not increased, the Company estimates based on the historical number of shares purchased under the ESPP in the past two years that the remaining shares could be fully allocated over the next two years, and the ESPP will no longer be able to fulfill its intended purpose thereafter. Accordingly, on February 7, 2018, the Board of Directors unanimously approved an amendment to the ESPP, subject to stockholder approval at this Annual Meeting, to:

•	increase the total number of shares of the Company’s common stock reserved for issuance under the ESPP by 750,000, to 3,950,000 shares; and

•	extend the term of the ESPP through December 31, 2023.

The Board of Directors continues to believe that the ESPP has provided material benefits to the Company and its employees and deems it prudent to increase the shares available for issuance under the ESPP to allow for future offerings under the ESPP.

Description of the Plan

The principal terms and provisions of the ESPP are summarized below. The summary, however, is not intended to be a complete description of all the terms of the ESPP and is qualified in its entirety by reference to the provisions of the Plan. The full text of the Plan is attached to this Proxy Statement as Appendix A.

Purpose

The purpose of the ESPP is to provide a convenient and advantageous way for employees to acquire an equity interest in the Company, thereby further aligning the interests of the employees and the stockholders. The ESPP is intended to meet the requirements of Section 423 of the Internal Revenue Code. If the requirements of Section 423 are met, participants will have the opportunity to take advantage of certain federal income tax benefits. One of the requirements of Section 423 is that the stockholders approve the ESPP.

Stock Subject to ESPP

Subject to stockholder approval, an aggregate of 3,950,000 shares of Common Stock are reserved for issuance under the ESPP.

Eligibility

Generally, any employee who is employed by the Company is eligible for participation, unless the employee owns more than 5% of any class of Company common stock. Eligible employees desiring to participate in the ESPP may elect to do so by completing a payroll deduction authorization form prior to the commencement of an offering period. Under the terms of the ESPP, no employee may be granted an option that permits that employee to purchase shares of Company common stock under the ESPP and any other of the Company Section 423 plans at a rate which exceeds $25,000 of the fair market value of the common stock (determined at the time the option is granted) for each calendar year for which the option is outstanding. An employee who elects to participate will be deemed to have elected to participate for all subsequent offering periods at the same rate of payroll deduction unless and until the employee changes his or her rate of payroll deduction or terminates participation

Manner of Stock Purchases

The ESPP is offered in six-month “offering periods” commencing on January 1 and July 1. An eligible employee who elects to participate in the ESPP will have payroll deductions made on each payday during the six-month period. The amount of the payroll deductions shall be at least 1% and shall not exceed 10% of the employee’s base salary; provided that the maximum amount of payroll deductions may not exceed $21,250 for each year. Subject to applicable blackout periods, a participant may terminate his or her participation in the ESPP at any time during an offering period by giving the Company written notice. In the event a participant terminates his or her participation in the ESPP for any reason, the employee may elect to stop further payroll deductions, and the Company shall use any accumulated funds in such employee’s account for the purchase of stock at the end of the offering period. If an employee ceases his or her participation in the ESPP, the employee will not automatically participate in the next offering period, but will have to re-enroll if the employee desires to once again participate. If the participant ceases to be the Company’s employee for any reason, including retirement or death, the participant will be deemed to have withdrawn from the ESPP on the date of his or her termination of employment and all contributions will automatically be returned to the employee. Subject to applicable blackout periods, a participant may reduce the rate of his or her payroll deductions during any offering period; however, a participant may only increase the rate of his or her payroll deductions 15 days in advance to the commencement of an offering period or effective as of the commencement of any subsequent offering period.

At the end of each offering period, all participant contributions will be used to purchase a number of shares of common stock, subject to adjustment, in an amount equal to 85% of the fair market value of the common stock on the last day of such offering period.

Administration

The Board of Directors has appointed an administrative committee (the “Committee”) to administer the ESPP and report to the Executive Compensation Committee of the Board of Directors. The Committee has the authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the ESPP, whose decisions are final and binding upon all parties.

Restrictions on Transfer

Neither payroll deductions nor a participant’s purchase right may be assigned, transferred, pledged, or otherwise disposed of in any manner other than as provided by the ESPP or by will or the laws of descent and distribution.

Changes in Capitalization

In the event of a reorganization, recapitalization, stock dividend, extraordinary cash dividend, merger, consolidation or other changes in corporate structure affecting Company common stock, the Committee shall make appropriate changes in the number of shares of common stock that may be purchased pursuant to the ESPP.

Effect of Change in Control

In the event of a Change in Control (as defined in the ESPP), the surviving, continuing, successor or purchasing corporation or parent corporation thereof, as the case may be, may assume the Company’s rights and obligations under the ESPP. If the Company’s rights and obligations are not assumed, the current offering period will terminate immediately, unless otherwise provided by the Committee.

Term of the ESPP

Contingent upon receipt of stockholder approval, the ESPP will remain in effect through, and including December 31, 2023, unless terminated earlier by the Board of Directors or the Committee.

Amendment of the ESPP

Subject to the provisions of Section 423 of the Code, the Committee has the power to amend the ESPP in its sole discretion at any time in any respect, except where it would increase the cost of the ESPP or retroactively impair or otherwise adversely affect the rights of any person to benefits that have already accrued under the ESPP. In addition, no amendment may be made without the approval of the stockholders within 12 months of the adoption of the amendment if the amendment would (i) increase the number of shares issued under the ESPP, or (ii) change the class of employees eligible to participate in the ESPP.

Federal Income Tax Information

The following discussion is intended to be a general summary only of the federal income tax aspects of purchase rights granted under the ESPP based on current United States federal tax laws and regulations, and not of state or local taxes that may be applicable. Tax consequences may vary depending on the particular circumstances, and administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Participants in the ESPP who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of U.S. federal income taxes. A participant should consult his or her own tax advisor to determine the tax consequences of any particular transaction.

A participant recognizes no taxable income either as a result of commencing participation in the ESPP or purchasing common stock under the terms of the ESPP. If a participant disposes of shares purchased under the ESPP within either two years from the first day of the applicable offering period or within one year from the purchase date, known as disqualifying dispositions, the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price. The amount of the ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss, which will be long-term if the participant’s holding period is more than 12 months. If the participant disposes of shares purchased under the ESPP at least two years after the first day of the applicable offering period and at least one year after the purchase date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the applicable offering period. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. If the participant still owns the shares at the time of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) 15% of the fair market value of the shares on the first day of the offering period in which the shares were purchased will constitute ordinary income in the year of death. Any ordinary income recognized by a participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

New Plan Benefits

Future benefits under the ESPP, as proposed to be amended, are not currently determinable, as they will depend on the actual purchase price of shares in future offering periods, the market value of the Company’s common stock on various future dates, the amount of contributions eligible employees choose to make in the future, and similar factors.

The following table sets forth information concerning the number of shares of Company common stock purchased under the ESPP during calendar year 2017 by the Named Executive Officers; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group. This information may not be indicative of the number of shares of Company common stock purchased under the ESPP in future years.

Name and Position	Number of Shares
David C. Adams, Chairman and Chief Executive Officer	—
Glenn E. Tynan, Vice President and Chief Financial Officer	—
Thomas P. Quinly, Vice President and Chief Operating Officer	203
Paul J. Ferdenzi, Vice President, General Counsel, and Corporate Secretary	245
Harry Jakubowitz, Vice President and Treasurer	250
All current executive officers, as a group (b)	936
All current directors who are not executive officers, as a group (c)	—
All current employees who are not executive officers, as a group (d)	93,972

(a)	Messrs. Adams and Tynan elected not to participate in the ESPP during calendar year 2017.

(b)	This amount is for a total of six employees and includes the amounts reported above for each of the Named Executive Officers.

(c)	Non-employee directors are not eligible to participate in the ESPP.

(d)	This amount reflects purchases by approximately 1,790 employees.

Required Vote

Approval of the amendments to the Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy (and eligible to vote) and voting at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 2 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal Three.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENTS TO THE CURTISS-WRIGHT CORPORATION EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED, INCLUDING TO INCREASE THE TOTAL NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN BY 750,000 SHARES

PROPOSAL FOUR: ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Overview

The Board of Directors is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended, the Board of Directors is providing the stockholders with an opportunity to provide an advisory vote to approve executive compensation (commonly known as a “Say-on-Pay” proposal). The Board of Directors recognizes that providing stockholders with an advisory vote to approve executive compensation may produce useful information on investor sentiment with regard to the Company’s executive compensation programs. At the 2017 Annual Meeting of stockholders, over 96% of the shares voted were in favor of the advisory resolution concerning the compensation of the Named Executive Officers. In accordance with the result of the advisory vote on the frequency of the say-on-pay vote, which was conducted at the 2017 Annual Meeting of stockholders, the Board of Directors has determined that the Company will continue to conduct an executive compensation advisory vote on an annual basis. Accordingly, the next Say-on-Pay vote will occur in 2019 in connection with the 2019 Annual Meeting of stockholders and each year thereafter until another vote on frequency occurs, which will be no later than the 2023 Annual Meeting of stockholders. The Company’s executive compensation program and practices are fully described in the “Compensation Discussion and Analysis” section and other table and narrative disclosures in this Proxy Statement.

Compensation Objectives

As generally described in the above “Compensation Discussion and Analysis” section of this Proxy Statement, the Company’s executive compensation program is designed to attract and retain high quality executives and to align the interest of management with the interests of stockholders by rewarding both short and long-term performance.

Company Performance

Overall, the Company performed strongly once again in 2017, including the following results. Incentive awards earned by the Named Executive Officers for fiscal 2017 reflect the Company’s strong operating performance and the Company’s commitment to pay for performance. The Company believes that its performance-oriented executive compensation program played an important role in the Company’s 2017 successes.

•

Operating income increased 10.0% and operating margin increased 40 basis points to 15.0% (which is in the top quartile of the Company’s peer group), based on margin improvement and cost containment initiatives.

•	Net earnings from continuing operations increased 13.0% to $215 million, or $4.80 per diluted share.

•	Working capital as a percentage of sales decreased to 18.8% from 21.0%, representing a 220 basis point improvement.

•

Free cash flow, defined as cash flow from operations less capital expenditures was $336 million for 2017, equating to strong free cash flow conversion of 156% (based on net earnings from continuing operations). Free cash flow conversion is calculated as free cash flow divided by net earnings from continuing operations.

The Company urges its stockholders to read the above “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how the Company’s executive compensation policies and procedures operate and are designed to achieve the Company’s compensation objectives, as well as the Summary Compensation Table and related compensation tables and narratives which provide detailed information on the compensation of the Named Executive Officers. The Executive Compensation Committee believes that the policies and procedures articulated in the above “Compensation Discussion and Analysis” section of this Proxy Statement are effective in achieving the Company’s goals and that the compensation of the Named Executive Officers reported in this Proxy Statement has supported and contributed to the Company’s success.

The Board recommends that stockholders continue to support this compensation program by voting on the following resolution:

“RESOLVED, that the stockholders of Curtiss-Wright Corporation approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and accompanying narrative disclosure therein.”

This vote is advisory, and therefore not binding on the Company, the Executive Compensation Committee, or the Board of Directors. It will not overrule any decisions made by the Board of Directors or the Executive Compensation Committee or require the Board of Directors or the Executive Compensation Committee to take any specific action. The Board of Directors and the Executive Compensation Committee value the opinions of the stockholders, and, to the extent there is any significant vote against the Named Executive Officers compensation as disclosed in this Proxy Statement, the Board of Directors will consider the stockholder concerns and the Executive Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Adoption of this resolution will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy (and eligible to vote) and voting at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 2 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal Four.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The SEC has adopted rules governing the delivery of annual disclosure documents that permit us to send a single set of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of the proxy materials in the mail, a single set of our annual report and proxy statement, to any household at which two or more stockholders reside if we believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This rule benefits both stockholders and the Company. It reduces the volume of duplicate information received and helps to reduce our expenses. Each stockholder will continue to receive a separate proxy card if they received a paper copy of the proxy materials in the mail. If your household received a single set of such disclosure documents for this year, but you would prefer to receive your own copy now or in the future, please contact our transfer agent, Broadridge Financial Solutions, Inc., by calling their toll-free number, 1-800-542-1061, or writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A separate copy of such disclosure documents will be promptly provided to you upon receipt of your request. Stockholders sharing an address who are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or our proxy statement and annual report, as applicable, and who wish to receive a single copy of such materials in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
FOR 2019 ANNUAL MEETING

Pursuant to regulations of the SEC, stockholders who intend to submit proposals for inclusion in our proxy materials for the 2019 Annual Meeting must do so no later than November 24, 2018. This requirement is separate from the SEC’s other requirements that must be met to have a stockholder proposal included in our proxy statement. In addition, this requirement is independent of certain other notice requirements of our Amended and Restated By-laws described below. All stockholder proposals and notices should be submitted to Corporate Secretary, Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036. The attached proxy card grants the proxy holder discretionary authority to vote on any matter raised and presented at the Annual Meeting. Pursuant to amended SEC Rule 14a-4(c)(1), we will exercise discretionary voting authority to the extent conferred by proxy with respect to stockholder proposals received after February 7, 2019.

If a stockholder of record wishes to nominate Directors or bring other business to be considered by stockholders at the 2019 Annual Meeting, such proposals may only be made in accordance with the following procedure. Under our current Amended and Restated By-laws, nominations of Directors or other proposals by stockholders must be made in writing to our offices no later than February 9, 2019 and no earlier than January 11, 2019. However, if the date of the 2019 Annual Meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2018 Annual Meeting, then such nominations and proposals must be delivered in writing to the Company no earlier than 120 days prior to the 2019 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to the 2019 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2019 Annual Meeting is first made.

Please note that these requirements relate only to matters proposed to be considered for the 2019 Annual Meeting. They are separate from the SEC’s requirements to have stockholder proposals included in the Company’s 2019 proxy statement.

2017 ANNUAL REPORT ON FORM 10-K

Any stockholder wishing to receive, without charge, a copy of the Company’s 2017 Annual Report on Form 10-K (without exhibits) filed with the SEC, should write to the Corporate Secretary, Curtiss-Wright Corporation, One Harbour Place Drive, Davidson, North Carolina 28036. Exhibits to the Form 10-K will be furnished upon written request and payment of the Company’s expenses in furnishing such documents. The Company’s 2017 Annual Report on Form 10-K is also available free of charge through the Investor Relations section of the Company’s website at www.curtisswright.com.

OTHER MATTERS WHICH MAY BE PRESENTED
FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors

Paul J. Ferdenzi Corporate Secretary

Dated: March 23, 2018

Appendix A

CURTISS-WRIGHT CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

As Amended, effective May 10, 2018

ARTICLE I
PURPOSE
1.01

The purpose of this Curtiss-Wright Corporation Employee Stock Purchase Plan (the “Plan”) is to provide employees of Curtiss-Wright Corporation (the “Company”) and its Subsidiary Corporations with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company (“Company Stock”). It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

ARTICLE II
DEFINITIONS
2.01	“Account” means the account maintained on behalf of each Participant by the Administrator for the purpose of investing in Company Stock and engaging in other transactions permitted under the Plan;
2.02	“Administrator” means the same as Plan Administrator defined in Section 2.18.
2.03	“Board” means the Board of Directors of the Company;
2.04	“Committee” means the individuals appointed by the Board to administer the Plan;
2.05	“Code” means the Internal Revenue Code of 1986, as amended from time to time, including the rules, regulations and interpretations promulgated thereunder;
2.06	“Company” means the Curtiss-Wright Corporation and its Subsidiary Corporations;
2.07	“Company Stock” means Company common stock and such other securities as may be substituted (or resubstituted) for Company Stock pursuant to Section 11.05;
2.08

“Compensation” means cash remuneration that is paid to the Employee by the Company (or an affiliate) during the calendar year for the performance of services and includible in gross income, including, and limited to, gross base salary, Code Section 125 elective payroll deduction contributions; elective payroll deduction contributions made under this Plan; and elective payroll deduction contributions made under any qualified retirement plan;

2.09

“Effective Date” means May 10, 2018, subject to approval by the holders of the majority of the common stock present and represented at a special or annual meeting of the shareholders held on or before such date. If the Plan is not so approved, the Plan shall not become effective;

2.10	“Employee” means any active employee of the Company or a Subsidiary Corporation;
2.11	“Enrollment Date” means the first day of the next regularly scheduled payroll period for the Company or a Subsidiary Corporation, as applicable;

2.12	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time;
2.13	“Exercise Date” means the last day of each Offering Period;
2.14

“Fair Market Value” means the means the fair market value of a share of Company Stock, which, as of any given date, shall be the average of the highest and lowest sales prices of a share of Company Stock reported on a consolidated basis for securities listed on the New York Stock Exchange for trades on the date as of which such value is being determined or, if that day is not a Trading Day, then on the latest previous Trading Day;

2.15	“Offering Period” means the approximate period established by the Committee, not to exceed 27 months;
2.16	“Participant” means any Employee who (i) is eligible to participate in the Plan under Section 3.01 hereof and (ii) elects to participate;
2.17	“Plan” means the Curtiss-Wright Corporation Employee Stock Purchase Plan;
2.18	“Plan Administrator” means the person or entity designated by the Company to act as administrator for the Plan or any successor thereto;
2.19	“Purchase Price” means an amount equal to 85% of the Fair Market Value of a share of Company Stock on the Exercise Date;
2.20

“Reserves” means the number of shares of Company Stock covered by all options under the Plan which have not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but which have not yet become subject to options; and

2.21

“Subsidiary Corporation” means any corporation (other than the Company) in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

ARTICLE III
ELIGIBILITY AND PARTICIPATION
3.01

An Employee may become a Participant in the Plan by giving instructions authorizing payroll deductions to the Administrator in such manner and form as prescribed by the Administrator no later than 15 days prior to the first day of an Offering Period (unless a later time for filing such instructions is set by the Committee for all Employees with respect to a given Offering Period). Payroll deductions for an Employee shall commence with the first payroll period that begins at least 15 days following the date such instructions are received by the Administrator.

3.02	Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan to the extent that:

(a)  immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (determined under the rules of Section 424(d) of the Code); or

(b)  immediately after the grant, such Employee’s right to purchase Company Stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any Subsidiary Corporation would accrue at a rate which exceeds $25,000 in fair market value of such Company Stock (determined at the time such option is granted) for each calendar year in which such option would be outstanding at any time.

ARTICLE IV
OFFERINGS
4.01

The Plan will be implemented by offerings of Company Stock established by the Committee, not to exceed 27 months. The Committee shall have the power to change the beginning date, ending date, and duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided that Offering Periods will in all cases comply with applicable limitations under Section 423(b)(7) of the Code.

ARTICLE V
PAYROLL DEDUCTIONS
5.01

A Participant may elect to have deductions made for each payroll period during an Offering Period in an amount equal to any whole percentage from 1% to 10% of his or her Compensation received for the payroll period; provided, that the maximum amount of payroll deductions may not exceed $21,250 for each year. To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations on purchase contained herein, a Participant’s payroll deductions may be decreased to 0% during any Offering Period which is scheduled to end during any calendar year, such that the aggregate of all payroll deductions accumulated with respect to such calendar year is no greater than $21,250; and provided, further that no Participant may purchase more than 10,000 shares of Company Stock during any offering period. The Company, in its discretion, may increase and decrease the maximum percentage amount (but not the maximum dollar amount) without formally amending the plan; provided, however, the maximum percentage amount shall be a uniform percentage of Compensation for all Participants.

5.02

An individual Account shall be maintained by the Administrator for each Participant in the Plan. All payroll deductions made for a Participant shall be credited to his or her Account. A Participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 7.03. No interest shall accrue or be paid on any payroll deductions or any other amounts credited to a Participant’s Account.

(a)  A Participant may discontinue his or her participation in the Plan or may decrease the rate of his or her payroll deductions during the Offering Period by giving instructions authorizing a change in payroll deduction rate to the Administrator in such manner and form as prescribed by the Administrator.

(b)  A Participant may increase the rate of his or her payroll deductions prior to an Offering Period by giving instructions authorizing a change in payroll deduction rate to the Administrator within 15 days prior to the first day of the Offering Period in such manner and form as prescribed by the Administrator. The change in rate shall become effective with the first payroll period that begins at least 15 days following the date such instructions are received by the Administrator. A Participant’s payroll deduction authorization agreement is only valid for the Offering Period for which such election is made unless the Participant provides new instructions to the Administrator, makes a carry-forward election in accordance with specific procedures prescribed by the Administrator or terminates employment as provided in Section 7.02.

5.03

If at any time the number of shares of Company Stock available for purchase under the Plan is insufficient to grant to each Participant the right to purchase the full number of shares to which he otherwise would be entitled, then each Participant will have the right to purchase that number of available shares of Company Stock that is equal to the total number of available shares of Company Stock multiplied by a fraction, the numerator of which is the amount of Compensation credited to the Participant’s Account for the Offering Period, and the denominator of which is the total amount of Compensation credited to the Accounts of all Participants for the Offering Period.

ARTICLE VI
GRANT AND EXERCISE OF OPTION
6.01

On the first day of each Offering Period, each Employee participating in such Offering Period shall be deemed to have been granted an option to purchase on the Exercise Date of such Offering Period, at the applicable Purchase Price, up to a number of whole shares of Company Stock determined by dividing such Employee’s payroll deductions credited to his or her Account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.02 and 8.01. Exercise of the option shall occur as provided in Section 6.02, unless the Participant has withdrawn the amount credited to his or her Account upon withdrawal from the Plan pursuant to Section 7.01 or such amount has been distributed to the Participant upon termination of employment pursuant to Section 7.02. To the extent not exercised, the option shall expire on the last day of the Offering Period.

6.02

A Participant’s option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of whole shares subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions credited to his or her Account. Cash in lieu of fractional shares shall be paid to such Participant based on the Fair Market Value of a share of Company Stock on the date of purchase.

6.03	During a Participant’s lifetime, options held by such Participant shall be exercisable only by that Participant and are not transferable other than by will or by the laws of descent and distribution.

(a)  At or as promptly as practicable after the Exercise Date for an Offering Period, the Company shall deliver the shares of Company Stock purchased to the Administrator for deposit into the Participants’ Accounts.

(b)  Cash dividends on any Company Stock credited to a Participant’s Account will remain in the account unless and until the Participant elects to join the plan’s dividend reinvestment program to purchase additional whole shares of Company Stock. Purchases of Company Stock for purposes of dividend reinvestment will be made as promptly as practicable (but not more than 30 days) after a dividend payment date. The Administrator will make such purchases in transactions directly from the open market at 100% of the Fair Market Value of a share of Company Stock on the dividend payment date. Any shares of Company Stock distributed as a dividend or distribution in respect of shares of Company Stock or in connection with a split of the Company Stock credited to a Participant’s Account will be credited to such Account. In the event of any other non-cash dividend or distribution in respect of Company Stock credited to a Participant’s Account, the Administrator will, if reasonably practicable and at the direction of the Committee, sell any property received in such dividend or distribution as promptly as practicable and use the proceeds to purchase additional shares of Company Stock in the same manner as cash paid over to the Administrator for purposes of dividend reinvestment.

(c) Each Participant will be entitled to vote the number of shares of Company Stock credited to his or her Account on any matter as to which the approval of the Company’s stockholders is sought.
6.04

(a)  During the first two years from the first day of an Offering Period, a Participant may sell, but may not transfer or withdraw, the shares of Company Stock acquired during such Offering Period and credited to his or her Account. During such two-year period, all sales of shares of Company Stock acquired during the Offering Period shall only be effectuated by the Administrator on the Participant’s behalf.

(b)  Following the completion of two years from the first day of an Offering Period, a Participant may elect to transfer such shares from his or her Account to an account of the Participant maintained with a broker-dealer or financial institution or may elect, in accordance with specific procedures prescribed by the Administrator, to withdraw from his or her Account shares of Company Stock acquired during such Offering Period. If shares of Company Stock are transferred from a Participant’s Account to a broker-dealer or financial institution that maintains an account for the Participant, only whole shares shall be transferred. If a Participant elects to withdraw shares from his or her Account, the Administrator will transfer shares electronically to an individual brokerage account designated by the Participant. Alternatively, the Participant may request one or more certificates for whole shares issued in the name of, and delivered to the Participant, if applicable. A Participant seeking to transfer or withdraw shares of Company Stock must give instructions to the Administrator in such form and manner as may be prescribed by the Administrator, which instructions will be acted upon as promptly as practicable. Transfers and withdrawals will be subject to any fees imposed in accordance with Section 10.05.

ARTICLE VII
WITHDRAWAL FROM PLAN AND TERMINATION OF EMPLOYMENT
7.01

If a Participant decreases his or her payroll deduction rate to zero during an Offering Period, he or she shall be deemed to have withdrawn from participation in the Plan. Any payroll deductions credited to the Participant’s account will be used to exercise his or her option for the purchase of Company Stock on the next Exercise Date. Payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant provides to the Administrator new instructions authorizing payroll deductions. A Participant who withdraws from participation in the Plan may withdraw the Company Stock credited to his or her Account only as provided in Section 6.04.

7.02

Upon a Participant’s termination of employment with the Company and all Subsidiary Corporations for any reason (including termination because of the Participant’s death), the payroll deductions credited to such Participant’s Account during the Offering Period but not yet used to exercise the option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 11.01, and such Participant’s option shall be automatically terminated. The Administrator shall continue to maintain the Participant’s Account until the Participant transfers or withdraws all Company Stock in the Account, which transfer or withdrawal shall be permitted only as provided in Section 6.04. At the time of such transfer or withdrawal, the Administrator shall transfer such shares of Company Stock from the Participant’s Account to an account of the Participant (or the Participant’s beneficiary) maintained with a broker-dealer or financial institution or distribute to the Participant (or, if the termination of employment is because of death, to the person or persons entitled to the distribution under Section 11.01) the shares of Company Stock in the Participant’s Account in certificated form. The provisions of Section 6.04 shall apply to a distribution of shares of Company Stock on termination of employment under this Section 7.02.

7.03

If a Participant goes on an authorized leave of absence for any reason, such Participant shall have the right to elect to: (a) withdraw all of the payroll deductions credited to the Participant’s Account, (b) discontinue contributions to the Plan but have the amount credited to his or her Account used to purchase Company Stock on the next Exercise Date, or (c) remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence to the extent that amounts payable by the Company to such Participant are sufficient to meet such Participant’s authorized Plan deductions. Unless a Participant on an authorized leave of absence returns to employment with the Company or a Subsidiary Corporation within ninety (90) days after the first day of his or her authorized leave of absence, such Participant shall be deemed to have terminated employment and the provisions of Section 7.02 shall apply. Notwithstanding the above, if the authorized leave of absence exceeds 90 days and the Participant is guaranteed reemployment with the Company either by statute of by contract, the Participant shall not be deemed to have terminated employment on the ninety-first (91st) day.

7.04

For the purposes of the Plan, a Participant’s employment with the Company or a Subsidiary shall be considered to have terminated effective on the last day of the Participant’s actual and active employment with the Company or Subsidiary, whether such day is selected by agreement with the Participant or unilaterally by the Company or Subsidiary and whether with or without advance notice to the Participant. For the avoidance of doubt, no period of notice that is given or ought to have been given under applicable law in respect of such termination of employment will be taken into account in determining entitlement under the Plan.

ARTICLE VIII
COMPANY STOCK
8.01

Subject to adjustment as provided in Section 11.05 hereof, the maximum number of shares of Company Stock that shall be reserved for sale under the Plan shall be 3,950,000. Such shares shall be either authorized and unissued shares or shares that have been reacquired by the Company. If the total number of shares which would otherwise be subject to options granted during an Offering Period exceeds the number of shares of Company Stock then available under the Plan (after deduction of all shares of Company Stock for which options have been exercised or are then outstanding), the provisions of Section 5.03 shall apply. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

8.02	The Participant will have no interest in Company Stock covered by his or her option until such option has been exercised.
ARTICLE IX
CHANGE IN CONTROL
9.01	A “Change in Control” shall mean the occurrence during the term of the Agreement of:

(a)  An acquisition (other than directly from the Company) of any common stock of the Company (“Common Stock”) or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d–3 promulgated under the Exchange Act) of twenty percent (20%) or more of (i) the then outstanding shares of Common Stock, (ii) the combined voting power of the Company’s then outstanding Voting Securities or (iii) the voting power to elect a majority of the Company’s Board of Directors; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control; provided, further, however, that with respect to any acquisition of Beneficial Ownership Caroline W. Singleton, as the Sole Trustee of the Singleton Family Trust or the Singleton Group, L.L.C. (collectively referring to Caroline Singleton, Singleton Family Trust and Singleton Group L.L.C. as “Singleton”), the reference to twenty percent (20%) in this Section 17.6(a) and Section 17.6(c) shall be deemed to be twenty-two percent (22%) for purposes of Singleton. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Subsidiary”) (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined); or

(b)  The individuals who, as of June 1, 1998, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a–11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c) The consummation of:

 (1)  A merger, consolidation or reorganization to which the Company is a party or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where (i) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, and (iii) no Person other than (A) the Company, (B) any Subsidiary, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Subsidiary, or (D) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities or its common stock.

(2) A complete liquidation or dissolution of the Company; or
(3) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary or a distribution to the Company’s shareholders); or

 (4)  The sale or other disposition of all or substantially all of the assets of the Subsidiary which employs Executive to any Person (other than a transfer to a Subsidiary or a distribution to the Company’s shareholders);

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Common Stock or Voting Securities by the Company which, by reducing the number of shares of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Common Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional shares of Common Stock or Voting Securities which increases the percentage of the then outstanding shares of Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

9.02	In the event of a Change in Control, the Offering period shall terminate Immediately, unless otherwise provided by the Committee.
ARTICLE X
ADMINISTRATION
10.01

The Committee shall administer the Plan. Subject to the express provisions of the Plan, the Committee shall have full and discretionary authority to interpret and construe all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee’s determination on the foregoing matters shall be final and conclusive. The Committee may, in its discretion, delegate some or all of its authority to one or more employees or officers of the Company.

10.02

‘Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant, any stockholder, and any of the Company or its Subsidiaries. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

10.03

Members of the Committee, and any officer or employee of the Company acting at the direction, or on behalf, of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

10.04

The Administrator will act as administrator under the Plan, and will perform such duties as are set forth in the Plan and in any agreement between the Company and the Administrator. The Administrator will establish and maintain, as agent for each Participant, an Account and any subaccounts as may be necessary or desirable for the administration of the Plan.

10.05

The costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company, including annual fees of the Administrator and any brokerage fees and commissions for the purchase of Company Stock upon reinvestment of dividends and distributions. The foregoing notwithstanding, the Administrator may impose or pass through to the Participants a reasonable fee for the withdrawal of Company Stock in the form of stock certificates and reasonable fees for other services unrelated to the purchase of Company Stock under the Plan, to the extent approved in writing by the Company and communicated to Participants. Under no circumstance shall the Company pay any brokerage fees and commissions for the sale of Company Stock acquired under the Plan by a Participant.

ARTICLE XI
MISCELLANEOUS
11.01

Subject to applicable law, a Participant may file a written designation of a beneficiary who is to receive any shares and cash from the Participant’s Account under the Plan in the event of (a) such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to a distribution to such Participant of shares or cash then held in the Participant’s Account or (b) such Participant’s death prior to exercise of the option. The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, any shares or cash to be distributed on the Participant’s death shall be delivered to the Participant’s estate.

11.02

Neither payroll deductions credited to a Participant’s Account nor any rights with regard to the exercise of an option or to receive Company Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution as provided in Section 11.01. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its sole discretion, treat such action as an election to withdraw funds.

11.03

The Company or any designated Subsidiary is authorized to withhold from any payment to be made to a Participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, including any disposition of shares acquired under the Plan, and a Participant’s enrollment in the Plan will be deemed to constitute his or her consent to such withholding. At the time of a Participant’s exercise of an option or disposition of shares acquired under the Plan, the Company may require the Participant to make other arrangements to meet tax withholding obligations as a condition to exercise of rights or distribution of shares or cash from the Participant’s Account. In addition, a Participant may be required to advise the Company of sales and other dispositions of Company Stock acquired under the Plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may be entitled with respect to the Plan.

11.04

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

11.05

Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend, or other changes in corporate structure affecting the Company Stock, such adjustment shall be made in the aggregate number of shares of Company Stock which may be delivered under the Plan, and in the number of shares of Company Stock subject to outstanding options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion. Notwithstanding the foregoing, the Board may also authorize an increase in the maximum number of shares of Company Stock reserved for sale under the Plan for any reason not specified in the preceding sentence that it determines to be appropriate.

11.06

The Committee shall have the complete power and authority to amend the Plan from time to time to the extent that such amendments are necessary and appropriate for the efficient administration of the Plan; however, in no event shall such authority extend to any amendment that would increase the cost of the Plan for the Company. The Board shall have the complete power and authority to terminate the plan. Further, to the extent necessary to comply with Section 423 of the Code (or any other successor rule or provision), the Company shall obtain stockholder approval in such a manner and to such a degree as so required. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option.

11.07

The Plan does not, directly or indirectly, create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an employee’s employment at any time. Any benefits granted hereunder are not part of the Participant’s base salary, and shall not be considered as part of such salary for purposes of any other employee plan, program, policy or arrangement maintained by the Company or in the event of severance, redundancy or resignation. If the Participant’s employment is terminated for whatever reason, whether lawfully or unlawfully, the Participant shall not be entitled by way of damages for breach of contract, dismissal or compensation for loss of office or otherwise to any sum, shares or other benefits to compensate him or her for the loss or diminution in value of any actual or prospective right, benefits or expectation under or in relation to the Plan. Benefits granted under the Plan are entirely at the grace and discretion of the Company.

11.08

All notices or other communications by a Participant to the Company shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

11.09

The Company shall not be obligated to issue shares of Company Stock with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed or quoted.

11.10

The Plan shall continue in effect through, and including December 31, 2023, unless terminated prior thereto pursuant to Section 11.06 hereof, or by the Board or the Committee, each of which shall have the right to extend the term of the Plan. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participant’s Accounts shall be delivered to the respective Participant (or the Participant’s legal representative) as soon as administratively practicable.

11.11

To the extent permitted under Section 423 of the Code, the Committee may provide for such special terms for Participants who are foreign nationals, or who are employed by the Company or Subsidiary Corporation outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements, or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions will include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company, or which would cause the Plan to fail to meet the requirements of Section 423 of the Code.

11.12

For the reasons described below, the Company and its affiliates may process sensitive personal data about each Participant. Such data may include but is not limited to: (a) personal data (e.g., name, address, telephone number, fax number, email address, family size, marital status, sex, beneficiary information, emergency contacts, age, language skills, and employee number), (b) employment information (e.g., C.V. (or resume), wage history, employment references, job title, employment or severance contract, plan or benefit enrollment forms and elections, and option or benefit statements), and (c) financial information (e.g., wage and benefit information, personal bank account number, tax related information, and tax identification number). The Company may from time to time process and transfer this or other information for internal compensation and benefit planning (specifically, participation in the Plan). The legal persons for whom the Participant’s personal data is intended are the Company, and any outside Plan administrator or Administrator as selected by the Company from time to time, and any other person that the Company may find in its administration of the Plan appropriate. The Company shall ensure that all personal data and/or sensitive data transmitted shall be kept confidential and used only for legitimate Company purposes as described above.

11.13

The Plan, all options granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to the principles of conflict of laws, except as superseded by applicable federal law.

CURTISS-WRIGHT CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

You may vote these shares in person by attending the annual meeting. Directions to the meeting are available at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E38571-P01843                       KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CURTISS-WRIGHT CORPORATION					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors				☐	☐	☐
	Nominees:
	01)	David C. Adams	06)	Allen A. Kozinski
	02)	Dean M. Flatt	07)	John B. Nathman
	03)	S. Marce Fuller	08)	Robert J. Rivet
	04)	Rita J. Heise	09)	Albert E. Smith
	05)	Bruce D. Hoechner	10)	Peter C. Wallace

The Board of Directors recommends you vote FOR the following proposals:									For	Against	Abstain

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018								☐	☐	☐

3.	To approve the amendments to the Curtiss-Wright Corporation Employee Stock Purchase Plan, as amended, including to increase the total number of shares of the Company’s common stock reserved for issuance under the plan by 750,000 shares								☐	☐	☐

4.	An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers								☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.							☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, May 10, 2018. A Notice and Proxy Statement and combined Business Review/2017 Annual Report on Form 10-K to security holders are available at www.proxyvote.com.

E38572-P01843

CURTISS-WRIGHT CORPORATION
Annual Meeting of Stockholders
May 10, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints DAVID C. ADAMS, GLENN E. TYNAN and HARRY JAKUBOWITZ, and each of them, as proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $1.00 per share, of Curtiss-Wright Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 10, 2018, at the Homewood Suites by Hilton, 125 Harbour Place Drive, Davidson, North Carolina 28036, commencing at 10:00 AM local time, or any adjournment or postponement thereof, with all the powers the undersigned would have if personally present, respecting the matters described in the accompanying proxy statement and, in their discretion, on other matters which may properly come before the meeting. When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s).

If no direction is given, this proxy will be voted FOR the Director nominees listed in Proposal One and FOR Proposals Two, Three and Four. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the proxy statement with respect thereto, the Company’s 2017 Annual Report on Form 10-K filed with the Securities and Exchange Commission, and Business Review to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side